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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cobalt International Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Cobalt
International Energy

NOTICE TO THE 2015 ANNUAL MEETING
AND PROXY STATEMENT

# PIVOTING TO PRODUCTION

SSV CATARINA
Cobalt

March 20, 2015

Dear Stockholder:

You are cordially invited to the 2015 Annual Meeting of Stockholders of Cobalt International Energy, Inc. to be held on Thursday, April 30, 2015 at 8:00 a.m., Central Time, at the Wisteria Ballroom in the Westin Houston Memorial City Hotel, 945 Gessner Road, Houston, Texas 77024.

This booklet includes the notice of the meeting and the proxy statement, which contains information about the Board of Directors and its committees and personal information about the nominees for the Board of Directors. Other matters on which action is expected to be taken during the meeting are also described.

We use the internet as our primary means of furnishing proxy materials to our stockholders, including this proxy statement, a proxy card and our 2014 annual report. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost and conserve natural resources.

Your vote is important and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by internet or by telephone using the instructions provided in the proxy materials, or, if you requested and received a paper copy of the proxy card, by signing and returning it at your earliest convenience. You may also attend and vote at the Annual Meeting.

It is important that your shares are represented at the Annual Meeting, as a quorum of the stockholders must be present, either in person or by proxy, in order for the Annual Meeting to take place.

On behalf of the Board of Directors, thank you for your continued support.

Yours truly,

Joseph H. Bryant

Chairman of the Board of Directors and
Chief Executive Officer

CAST YOUR VOTE

We value each stockholder playing a part in Cobalt's future. It is vital that you participate and vote your shares.

Proposals Which Require Your Vote

		Additional information	Board recommendation	Votes required for approval

PROPOSAL 1	Election of Directors with terms expiring at this Annual Meeting of Stockholders	Page 13	FOR each nominee	Plurality

PROPOSAL 2	Ratification of the appointment of Ernst & Young LLP, as our independent auditors for the fiscal year ending December 31, 2015	Page 20	FOR	Majority of votes cast

PROPOSAL 3	Approval, on an advisory basis, of our named executive officer compensation	Page 21	FOR	Majority of votes cast

PROPOSAL 4	Approval of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan	Page 22	FOR	Majority of votes cast

Vote Now

Even if you plan to attend this year's Annual Meeting, it is a good idea to vote your shares now, before the Annual Meeting, in the event your plans change. Whether you vote by internet, by telephone or by mail, please have your proxy card or voting instruction form in hand and follow the instructions.

By internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 http://www.proxyvote.com	Dial toll-free 24/7 1 (800) 690-6903	Mark, sign and date your proxy card, and return it in the postage-paid envelope
• Review and download this proxy statement, a proxy card and our 2014 annual report • Request a hard copy of this proxy statement, a proxy card and our 2014 annual report

Visit Our Website

Visit our website http://www.cobaltintl.com
• View materials under "Investor Center"

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

April 30, 2015

8:00 a.m. Central Time

Westin Houston Memorial City Hotel
The Wisteria Ballroom
945 Gessner Road
Houston, Texas 77024

Our 2015 Annual Meeting of Stockholders of Cobalt International Energy, Inc. will be held on Thursday, April 30, 2015 at 8:00 a.m. Central Time in the Wisteria Ballroom of the Westin Houston Memorial City Hotel located at 945 Gessner Road, Houston, Texas 77024.

The purpose of the Annual Meeting is to consider and take action on the following:

1.
To elect three Class III directors to serve a three-year term until the 2018 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;
2.
To ratify the appointment of Ernst & Young LLP, as our independent auditors for the fiscal year ending December 31, 2015;
3.
To approve, on an advisory basis, named executive officer compensation;
4.
To approve the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan; and
5.
To transact such other business as may properly come before the annual meeting.

You are entitled to notice of and to vote at the Annual Meeting (or any adjournment or postponement thereof) if you were a stockholder of record and entitled to vote on March 3, 2015. In accordance with Delaware law, for 10 days prior to the Annual Meeting, a list of those registered stockholders entitled to vote at the Annual Meeting will be available for inspection in the office of the Secretary, Cobalt International Energy, Inc., Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024. The list also will be available at the Annual Meeting.

Your vote is important regardless of the size of your holdings. Please take the time to vote by following the internet or telephone voting instructions provided in the proxy materials. If you requested and received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-prepaid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.

If you plan to attend the Annual Meeting in person, you will need to bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date and photo identification.

By Order of the Board of Directors:

Jeffrey A. Starzec Executive Vice President, General Counsel and Secretary

Houston, Texas
March 20, 2015

KEY INFORMATION

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Cobalt International Energy, Inc. for the 2015 Annual Meeting of Stockholders (the "Annual Meeting"). In this proxy statement, we refer to the Board of Directors as the "Board" and Cobalt International Energy, Inc. as "we," "us," "our company," "Cobalt" or the "Company." The proxy materials, including this proxy statement, proxy card or voting instructions and our 2014 annual report, are being distributed and made available on or about March 20, 2015.

Record Date and Voting Securities

The Board fixed the close of business on March 3, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our only outstanding voting stock is our common stock, $0.01 par value per share, of which 414,457,235 shares were outstanding as of the close of business on the record date. Each outstanding share of common stock is entitled to one vote.

Voting by Proxy

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares by either (i) visiting http://www.proxyvote.com and following the instructions to vote your shares on the website, or (ii) dialing (800) 690-6903 and following the voice prompts to vote your shares, or (iii) requesting a paper copy of the proxy materials, including a proxy card, and following the instructions included on the proxy card. If a bank, broker or other nominee holds your shares, you will receive voting instructions directly from the holder of record.

When using internet or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for Cobalt International Energy, Inc. and a unique control number for you. If you vote by internet or telephone, please do not also mail a proxy card.

All shares represented by valid proxies that we receive through whichever method above you use to transmit your instructions, and that are not revoked, will be voted in accordance with your instructions on the proxy. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board's recommendations as follows:

"FOR" Proposal 1: The election of three Class III directors to serve a three-year term until the 2018 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified;

"FOR" Proposal 2: The ratification of the appointment of Ernst & Young LLP, as our independent auditors for the fiscal year ending December 31, 2015;

"FOR" Proposal 3: The approval, on an advisory basis, of our named executive officer compensation; and

"FOR" Proposal 4: The approval of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan.

If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment. Such persons also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board's recommendations on any of the above items.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised by:

1.
Delivering to our executive offices (Attention: Secretary) a written notice of revocation; or
2.
Delivering to our executive offices (Attention: Secretary) a duly executed proxy bearing a later date; or
3.
Using the internet voting site or the toll-free telephone number listed in the proxy materials to deliver a duly executed proxy bearing a later date; or
4.
Attending the Annual Meeting and voting in person.

Our executive offices are located at the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024. Attendance at the Annual Meeting will not in itself constitute the revocation of your proxy.

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KEY INFORMATION

Attending the Annual Meeting

All stockholders, including stockholders of record and stockholders who hold their shares through banks, brokers, nominees or any other holders of record, are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If you are not a stockholder of record, you must obtain a proxy executed in your favor, from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the Annual Meeting. If you plan to attend the Annual Meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date, which is March 3, 2015. Failure to bring photo identification and such a letter may delay your ability to attend or prevent you from attending the Annual Meeting.

Quorum and Required Vote

Stockholders representing a majority of our outstanding capital stock entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the Annual Meeting. With respect to the election of directors, our stockholders may vote in favor of all of the nominees, may withhold their vote for all of the nominees, or may withhold their vote as to specific nominees. Under the Delaware General Corporation Law, our certificate of incorporation and our by-laws, the affirmative vote of the majority of the votes cast affirmatively or negatively at the Annual Meeting at which a quorum is present and entitled to vote is required to approve Proposals 2, 3 and 4 and a plurality of the votes of the shares of our capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Proposal 1.

A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee.

Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. The New York Stock Exchange's (the "NYSE") Rule 452 restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. With respect to the Annual Meeting, Rule 452 prohibits such brokers from exercising discretionary authority in the election of our directors, the vote to approve our 2015 Long Term Incentive Plan and the advisory vote to approve the compensation of our named executive officers but such brokers may exercise discretionary authority with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2015.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting. Neither abstentions nor broker non-votes will have any effect on the outcome of voting on any of the proposals at the Annual Meeting, except that abstentions that relate to the vote to approve our 2015 Long Term Incentive Plan will have the same effect as a vote against the plan.

Costs of Solicitation

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

Our 2014 Annual Report on Form 10-K, including consolidated financial statements as of and for the year ended December 31, 2014, is being made available to all stockholders entitled to vote at the Annual Meeting together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission ("SEC"). Copies of the Annual Report are available at no charge upon request. To obtain copies of the Annual Report, please contact us at the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attention: Secretary, or at telephone number +1 (713) 452-2322. The Annual Report does not form any part of the materials for the solicitation of proxies. In addition, this proxy statement and our Annual Report to stockholders are available to you at no charge electronically at http://www.proxyvote.com. Documents we file with the SEC are generally available on our website at http://www.cobaltintl.com. The contents of such website are not being incorporated by reference herein.

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CORPORATE GOVERNANCE

Board of Directors

Board Composition

Our certificate of incorporation and by-laws provide that the Board shall consist of not fewer than five directors, nor more than 15 directors. We currently have 9 directors.

Directors are elected by stockholders for terms of three years or less and hold office until their successors are elected and qualify. We have three classes of directors and one of these three classes is elected each year to succeed the directors whose terms are expiring.

The current composition of our three classes of directors is set forth below.

Class I Directors (term expires in 2016)

Mr. Joseph H. Bryant (Chairman)	Mr. Jon A. Marshall	Dr. Jack E. Golden

Class II Directors (term expires in 2017)

Mr. Kenneth W. Moore	Dr. Myles W. Scoggins	Mr. Martin H. Young, Jr.

Class III Directors (term expires in 2015)

Senator Kay Bailey Hutchison	Mr. D. Jeff van Steenbergen	Mr. William P. Utt
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CORPORATE GOVERNANCE

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-management directors consider the Board's leadership structure on an annual basis.

The Board's current view and election is that the optimal Board leadership structure for us is served by the role of Chairman of the Board being held by our Chief Executive Officer, Mr. Joseph H. Bryant. Our non-management directors have also determined that it is optimal for the Board to have a "lead director," whose responsibilities include, among others, calling meetings of the non-management directors, presiding over executive sessions of the non-management directors, participating in the formulation of board and committee agendas and, if requested by stockholders, ensuring that he is available, when appropriate, for consultation and direct communication. Mr. William P. Utt currently serves as our lead director, although this position rotates from time to time on a non-periodic basis.

The Board has determined that this leadership structure is optimal for us because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership.

Director Independence

The Board has determined that all of our directors other than Mr. Bryant are "independent directors" as defined by the NYSE rules. In addition, the Board has determined that Mr. Martin H. Young, Jr., Dr. Jack E. Golden, Mr. Jon A. Marshall and Dr. Myles W. Scoggins are "independent directors" as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). There are no family relationships among any of our executive officers, directors or nominees for director.

Board's Role in Risk Oversight

Management has implemented an Enterprise Risk Management ("ERM") process to assist in the Board's oversight of our risks. Management, which is responsible for day-to-day risk management, conducts a risk assessment of our business annually. The risk assessment process is global in nature and identifies and assesses our risks, as well as steps to mitigate and manage the risks, which may be financial, operational or strategic in nature. The centerpiece of the assessment is a discussion of our key risks, which includes a review of the potential magnitude and likelihood of each risk and management's initiatives to manage and mitigate each risk.

This annual risk assessment is updated regularly by management and reviewed quarterly by the Board. In addition, each of the Board's three committees has been tasked with monitoring specific risks applicable to their committees. Insights of these committee reviews are then discussed at full Board meetings.

Because overseeing risk is an ongoing process and inherent in our strategic decisions, the Board also discusses risk throughout the year at other meetings in relation to specific proposed actions and in response to external changes or dynamics.

The Board currently considers specific risk topics, including risks associated with our strategic plan, partners, our exploration, appraisal and development drilling program, our development projects, our capital structure, capital needs, financing alternatives, industry regulations and other operational activities. Further, the Board is routinely informed by management of developments that could affect our risk profile or other aspects of our business.

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CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

The Board held eight meetings during fiscal 2014 and took action by unanimous written consent one time. During fiscal 2014, no director nominated for election at the Annual Meeting attended fewer than 75% of the aggregate total number of meetings of the Board held during fiscal 2014 and of the total number of meetings held by all of the committees of the Board on which he or she served. The three standing committees of the Board are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

The following table shows the membership and number of meetings held by the Board and each committee as of year end 2014.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Board of Directors

Joseph H. Bryant				Chair
Jack E. Golden	X	X		X
Kay Bailey Hutchison			X	X
Jon A. Marshall	X	Chair		X
Kenneth W. Moore			X	X
Myles W. Scoggins	X		X	X
D. Jeff van Steenbergen		X		X
William P. Utt			Chair	X
Martin H. Young, Jr.	Chair	X		X
Fiscal 2014 Meetings	5	8	5	8
Action by Unanimous Written Consent in 2014	0	0	0	1

We expect, but do not require, our directors to attend our annual stockholder meetings.

Stockholders and other interested parties may communicate directly with our independent directors by sending a written communication in an envelope addressed to: Board of Directors (Independent Members), c/o Secretary, Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024.

Stockholders and other interested parties may communicate directly with the lead director by sending a written communication in an envelope addressed to: Lead Director, c/o Secretary, Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024.

Stockholders and other interested parties may communicate directly with the full Board by sending a written communication in an envelope addressed to: Board of Directors, c/o Secretary, Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024.

Our Audit Committee has established a process for communicating complaints regarding accounting or auditing matters. In order to submit a complaint, you may call our hotline at (800) 338-9088 or visit the "Corporate Governance" section of our website. Any such complaints received or submitted are automatically forwarded to Mr. Martin H. Young, Jr., an independent director and Chairman of the Audit Committee, to take such action as may be appropriate.

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CORPORATE GOVERNANCE

Committees of the Board of Directors

The Board has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may have such other committees as the Board shall determine from time to time.

Each of the standing committees of the Board has the composition and responsibilities described below.

Audit Committee

Martin Young (Chairman)	Jack Golden	Jon Marshall	Bill Scoggins

The current members of our Audit Committee are Mr. Martin H. Young, Jr., Dr. Jack E. Golden, Mr. Jon A. Marshall and Dr. Myles W. Scoggins, each of whom the Board has determined is financially literate. Mr. Young is the Chairman of this committee. The Board has determined that Mr. Young is an Audit Committee financial expert and that Mr. Young, Dr. Golden, Mr. Marshall and Dr. Scoggins are "independent directors" as defined by the NYSE rules and Rule 10A-3 of the Exchange Act.

Our Audit Committee is authorized to:

•
approve and retain the independent auditors to conduct the annual audit of our books and records;

•
review the proposed scope and results of the audit;

•
review and pre-approve the independent auditors' audit and non-audit services rendered;

•
approve the audit fees to be paid;

•
review accounting and financial controls with the independent auditors and our financial and accounting staff;

•
review and approve transactions between us and our directors, officers and affiliates;

•
recognize and prevent prohibited non-audit services;

•
establish procedures for complaints received by us, including regarding accounting matters;

•
review our policies and practices with respect to risk assessment and risk management;

•
oversee our anti-corruption programs;

•
oversee our resource and reserve policies;

•
approve any off-balance sheet financial activities;

•
oversee and manage our fraud risks;

•
oversee our enterprise risk management process;

•
oversee internal audit functions; and

•
prepare the report of the Audit Committee that SEC rules require to be included in this proxy statement.

The Audit Committee's responsibilities are set forth in its charter which was originally approved by the Board on October 22, 2009 and amended most recently on February 20, 2014. This charter is reviewed annually and is available on our website at www.cobaltintl.com. The information on our website is not incorporated by reference into this proxy statement. There were five meetings of the Audit Committee during fiscal 2014.

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CORPORATE GOVERNANCE

Compensation Committee

Jon Marshall (Chairman)	Jack Golden	Jeff van Steenbergen	Martin Young

The current members of our Compensation Committee are Mr. Jon A. Marshall, Dr. Jack E. Golden, Mr. D. Jeff van Steenbergen and Mr. Martin H. Young, Jr. Mr. Marshall is the Chairman of this committee. The Board has determined that all of the current members of the Compensation Committee are independent as defined by the NYSE rules. Our Compensation Committee is authorized to:

•
review, evaluate and determine the compensation philosophy arrangements for management, including the compensation for our Chief Executive Officer;

•
establish general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•
administer our stock incentive plans;

•
evaluate the independence of its advisers;

•
periodically review our succession planning; and

•
prepare the report of the Compensation Committee that SEC rules require to be included in this proxy statement.

The Compensation Committee's responsibilities are set forth in its charter which was originally approved by the Board on October 22, 2009 and amended most recently on April 29, 2014. This charter is reviewed annually and is available on our website at www.cobaltintl.com. The information on our website is not incorporated by reference into this proxy statement. During fiscal 2014, there were eight meetings of the Compensation Committee.

Nominating and Corporate Governance Committee

Bill Utt (Chairman)	Kay Bailey Hutchison	Ken Moore	Bill Scoggins

The current members of our Nominating and Corporate Governance Committee are Mr. William P. Utt, Senator Kay Bailey Hutchison, Mr. Kenneth W. Moore and Dr. Myles W. Scoggins. Mr. Utt is the Chairman of this committee. The Board has determined that all of the current members of the Nominating and Corporate Governance Committee are independent as defined by the NYSE rules. Our Nominating and Corporate Governance Committee is authorized to:

•
identify and nominate members for election to the Board;

•
develop and recommend to the Board a set of corporate governance principles applicable to our company;

•
review any shareholder proposals submitted for inclusion in our proxy statement; and

•
oversee the evaluation of the Board and management.

The Nominating and Corporate Governance Committee's responsibilities are set forth in its charter which was originally approved by the Board on October 22, 2009 and amended most recently on February 20, 2014. This charter is reviewed annually and is available on our website at www.cobaltintl.com. The information on our website is not incorporated by reference into this proxy statement. During fiscal 2014, there were five meetings of the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE

Nomination of Directors

The nominees for re-election to the Board at the Annual Meeting were formally nominated by the Nominating and Corporate Governance Committee and such nominations were approved by the full Board. Although the Board will consider nominees recommended by stockholders, the Board has not established any specific procedures for stockholders to follow to recommend potential director nominees for consideration. At this time, neither the Board nor the Nominating and Corporate Governance Committee has established any specific written procedures for identifying and evaluating potential director nominees or established any minimum qualifications or skills for directors, although the Board generally considers a nominee's diversity, experience, industry knowledge and background.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has been at any time an employee of Cobalt. None of our executive officers serves as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Any waiver of this code may be made only by the Board. In accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE, we will provide any person, without charge and upon request, with a copy of our Code of Business Conduct and Ethics. Requests should be directed to us at the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attention: Secretary. The Code of Business Conduct and Ethics is also available on our website at www.cobaltintl.com. The information on our website is not incorporated by reference into this proxy statement. We will disclose any amendments to or waivers of the Code of Business Conduct and Ethics on our website at www.cobaltintl.com. Our Audit Committee has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE. In accordance with the corporate governance rules of the NYSE, we will provide any person, without charge and upon request, with a copy of our corporate governance guidelines. Requests should be directed to us at the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attention: Secretary. The corporate governance guidelines are also available on our website at www.cobaltintl.com. The information on our website is not incorporated by reference into this proxy statement. We will disclose any amendments to the corporate governance guidelines on our website at www.cobaltintl.com.

Certain Relationships and Related Transactions

Since January 1, 2014 we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE

Procedures for Review of Transactions with Related Persons

We have adopted a set of related party transaction policies designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure, approval and resolution of any real or potential conflicts of interest which may exist from time to time. Such policies provide, among other things, that all related party transactions, including any loans between us, our principal stockholders and our affiliates, are approved by our Nominating and Corporate Governance Committee, after considering all relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to us, opportunity costs of alternative transactions, the materiality and character of the related party's direct or indirect interest, and the actual or apparent conflict of interest of the related party, and after determining that the transaction is in, or not inconsistent with, our and our stockholders' best interests.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 3, 2015, we had 414,457,235 shares of common stock outstanding, which are our only outstanding voting securities. The following table sets forth certain information with respect to the beneficial ownership of our common stock, on a fully-diluted basis, as of March 3, 2015, for:

•
each of our current named executive officers;

•
each of our current directors;

•
all our current executive officers and directors as a group; and

•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 3, 2015, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting or investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Directors and Named Executive Officers
Joseph H. Bryant(1)	4,786,651	1.15%
Van P. Whitfield(2)	1,444,077	*	%
John P. Wilkirson(3)	477,899	*	%
James H. Painter(4)	1,156,414	*	%
James W. Farnsworth(5)	1,670,282	*	%
Jack E. Golden(6)	86,725	*	%
Kay Bailey Hutchison(7)	4,985	*	%
Jon A. Marshall(8)	73,619	*	%
Kenneth W. Moore(9)	–	*	%
Myles W. Scoggins(10)	69,420	*	%
William P. Utt(11)	20,585	*	%
D. Jeff van Steenbergen(12)	–	*	%
Martin H. Young, Jr.(13)	97,203	*	%
All directors and executive officers as a group (17 individuals)	10,920,285	2.63%
Five Percent Stockholders
Wellington Management Group, LLP(14)	57,863,424	13.96%
Hotchkis and Wiley Capital Management, LLC(15)	42,837,393	10.34%
Paulson & Co. Inc.(16)	41,751,100	10.07%
The First Reserve Funds(17)	36,552,041	8.82%
The Carlyle/Riverstone Funds(18)	34,822,878	8.40%
BlackRock, Inc.(19)	25,125,648	6.06%
Capital International Investors(20)	22,705,783	5.48%
Franklin Resources, Inc.(21)	21,782,215	5.26%
Capital World Investors(22)	21,597,153	5.21%

*
Denotes less than 1% of common stock beneficially owned.

(1)
Includes 710,456 shares of common stock included in Mr. Bryant's unvested restricted stock awards and 432,724 shares of common stock underlying Mr. Bryant's vested options. Also includes 1,131,152 shares of common stock held indirectly by Mr. Bryant. Excludes 1,640,892 shares underlying unvested options and stock appreciation rights. Excludes 263,300 shares of common stock that are held by a charitable foundation that Mr. Bryant controls.

(2)
Includes 588,084 shares of common stock held by Veer Eagles Partners Ltd. and 124,686 shares of common stock underlying Mr. Whitfield's vested options. Includes 256,410 shares of common stock included in Mr. Whitfield's unvested restricted stock awards. Excludes 498,006 shares of common stock underlying unvested options and stock appreciation rights.

(3)
Includes 69,696 shares of common stock underlying Mr. Wilkirson's vested options and 75,384 shares of unvested restricted common stock granted to Mr. Wilkirson. Also includes 331,819 shares of common stock held by certain trusts, of which Mr. Wilkirson may be deemed to be the beneficial owner. Includes 1,000 shares of
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  common stock held by Mr. Wilkirson's children, of which Mr. Wilkirson disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any. Excludes 144,725 shares of common stock underlying unvested options and stock appreciation rights.

(4)
Includes 229,302 shares of common stock included in Mr. Painter's unvested restricted common stock awards and 114,005 shares of common stock underlying Mr. Painter's vested options. Excludes 445,952 shares of common stock underlying unvested options and stock appreciation rights.

(5)
Includes 229,302 shares of common stock included in Mr. Farnsworth's unvested restricted stock awards and 111,179 shares of common stock underlying Mr. Farnsworth's vested options. Also includes 253,000 shares of common stock held indirectly by Mr. Farnsworth. Excludes 445,952 shares of common stock underlying unvested options and stock appreciation rights.

(6)
Excludes 6,500 shares of common stock held by the Janet Golden & Jack Golden Trust 1 and 6,500 shares of common stock held by the Janet Golden & Jack Golden Trust 2. Excludes 9,673 shares of common stock issuable upon settlement of the restricted stock unit award granted to Dr. Golden under our Non-Employee Directors Compensation Plan.

(7)
Excludes 9,673 shares of common stock issuable upon settlement of the restricted stock unit award granted to Senator Hutchison under our Non-Employee Directors Compensation Plan.

(8)
Excludes 9,673 shares of common stock issuable upon settlement of the restricted stock unit award granted to Mr. Marshall under our Non-Employee Directors Compensation Plan.

(9)
Kenneth W. Moore is a managing director of First Reserve Corporation. Mr. Moore disclaims beneficial ownership of the shares that relate to and are described in footnote 17 below, except to the extent of his pecuniary interest therein, if any.

(10)
Excludes 9,673 shares of common stock issuable upon settlement of the restricted stock unit award granted to Dr. Scoggins under our Non-Employee Directors Compensation Plan.

(11)
Excludes 9,673 shares of our common stock issuable upon settlement of the restricted stock unit award granted to Mr. Utt under our Non-Employee Directors Compensation Plan.

(12)
Mr. van Steenbergen is a director of KERN Partners Ltd. ("KERN Partners") and a director and/or officer of certain subsidiaries and affiliates thereof. Mr. van Steenbergen disclaims beneficial ownership of any shares that may be beneficially owned by KERN Partners or affiliates thereof.

(13)
Excludes 9,673 shares of common stock issuable upon settlement of the restricted stock unit award granted to Mr. Young under our Non-Employee Directors Compensation Plan.

(14)
Based on a Schedule 13G filed with the SEC on February 12, 2015 by Wellington Management Group, LLP ("Wellington"). Such filing indicates that in its capacity as investment adviser, Wellington may be deemed to beneficially own 57,863,424 shares of common stock which are held of record by clients of Wellington. Wellington has shared power to dispose or direct the disposition of 57,863,424 shares of common stock held by it and has shared power to vote or direct the vote of 30,855,141 shares of common stock held by it. The address of Wellington is 280 Congress Street, Boston, MA 02210.

(15)
Based on a Schedule 13G filed with the SEC on January 9, 2015 by Hotchkis and Wiley Capital Management, LLC ("HWCM"). Such filing indicates that in its capacity as investment adviser, HWCM beneficially owns 42,837,393 shares of common stock. HWCM has sole power to dispose or direct the disposition of 42,837,393 shares of common stock held by it and has sole power to vote or direct the vote of 25,658,093 shares of common stock held by it. HWCM disclaims beneficial ownership of the shares of our common stock. The address of HWCM is 725 S. Figueroa Street 39th Fl, Los Angeles, CA 90017.

(16)
Based on a Schedule 13G filed with the SEC on February 17, 2015 by Paulson & Co. Inc. ("Paulson"). Such filing indicates that in its capacity as investment adviser, Paulson beneficially owns 41,751,100 shares of common stock. Paulson has sole power to dispose or direct the disposition of 41,751,100 shares of common stock held by it and has sole power to vote or direct the vote of 41,751,100 shares of common stock held by it. Paulson disclaims beneficial ownership of the shares of our common stock. The address of Paulson is 1251 Avenue of the Americas, New York, NY 10020.

(17)
Based on a Schedule 13G filed on February 14, 2014 by William E. Macaulay, First Reserve GP XI, Inc. ("GP XI Inc."), First Reserve GP XI, L.P. ("GP XI"), First Reserve Fund XI, L.P. ("Fund XI") and FR XI Onshore AIV, L.P. ("Onshore AIV"). Fund XI owns 27,396,278 shares of our common stock and Onshore AIV owns 9,155,763 shares of our common stock. GP XI is the general partner of Fund XI and Onshore AIV, and GP XI Inc. is the general partner of GP XI. Mr. Macaulay is a director of GP XI Inc. and has the right to appoint a majority of the board of directors of GP XI Inc. In such capacities, each of Mr. Macaulay, GP XI Inc. and GP XI may be deemed to beneficially own the shares of our common stock held by Fund XI and Onshore AIV. Each of the above persons and entities, other than Fund XI and Onshore AIV, disclaims beneficial ownership of any shares of our common stock. The address of the above persons and entities is c/o First Reserve Management, L.P., One Lafayette Place, Greenwich, Connecticut 06830.

(18)
Based on a Schedule 13G filed on February 14, 2014 by C/R Energy GP III, LLC ("GP III"), C/R Energy GP II, LLC ("GP II"), C/R Energy III Cobalt Partnership, L.P. ("C/R III Cobalt"), C/R Energy Coinvestment II, L.P. ("C/R Coinvest"), C/R Cobalt Investment Partnership, L.P. ("C/R Cobalt"), Carlyle/Riverstone Energy Partners III, L.P., Carlyle/Riverstone Global Energy and Power Fund III, L.P. ("C/R Fund III"), Carlyle/Riverstone Energy Partners II, L.P. ("C/R Partners II"), Carlyle Energy Coinvestment III, L.P. ("CEC III") and Riverstone Energy Coinvestment III, L.P. ("REC III"). C/R Fund III, C/R III Cobalt, REC III and CEC III are the record holders of 14,110,575, 6,079,540, 578,018 and 125,593 shares of our common stock, respectively, and may be deemed to be beneficially owned, by GP III. GP III exercises investment discretion and control over the shares held by each of C/R Fund III and C/R III Cobalt through their mutual general partner, Carlyle/Riverstone Energy Partners III, L.P., of which GP III is the sole general partner. GP III has the power to direct the voting and disposition of the shares held by each of REC III and CEC III. C/R Cobalt and C/R Coinvest are the record holders of 12,739,299 and 1,189,853 shares of our common stock, respectively, and may be deemed to be beneficially owned by GP II. GP II exercises investment discretion and control over the shares held by each of C/R Cobalt and C/R Coinvest through their mutual general partner, C/R Partners II, of which GP II is the sole general partner. Each of GP III and GP II is managed by an eight person managing board. Pierre F. Lapeyre, Jr., David M. Leuschen, Michael B. Hoffman,
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  N. John Lancaster, Daniel A. D'Aniello, William E. Conway, Jr., David M. Rubenstein and Edward J. Mathias, as the members of the managing boards of each of GP III and GP II, may be deemed to share beneficial ownership of the shares beneficially owned by GP III and GP II. Such persons disclaim such beneficial ownership. The address of each of the above persons is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 51st Floor, New York, NY 10019, except for CEC III, whose address is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, D.C. 20004-2505.

(19)
Based on a Schedule 13G filed with the SEC on February 11, 2014 by BlackRock, Inc. ("BlackRock"). Such filing indicates that in its capacity as a parent holding company or control person of various subsidiaries holding common stock, BlackRock beneficially owns 25,125,648 shares of common stock. BlackRock has sole power to dispose or direct the disposition of 25,125,648 shares of common stock held by it and has sole power to vote or direct the vote of 23,347,491 shares of common stock held by it. The address of BlackRock is 40 East 52nd Street, New York, NY 10022.

(20)
Based on a Schedule 13G filed with the SEC on February 13, 2015 by Capital International Investors ("Capital International"), a division of Capital Research and Management Company. Such filing indicates that in its capacity as an investment adviser, Capital International may be deemed to beneficially own 22,705,783 shares of common stock. Capital International has sole power to dispose or direct the disposition of 22,705,783 shares of common stock held by it and has sole power to vote or direct the vote of 22,151,183 shares of common stock held by it. Capital International disclaims beneficial ownership of the shares of our common stock. The address of Capital International is 333 South Hope Street, Los Angeles, CA 90071.

(21)
Based on a Schedule 13G filed on February 4, 2015 by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. ("FRA" and, together with the foregoing persons and entities, "FR Reporting Persons"). Such filing indicates that the FR Reporting Persons may be deemed to beneficially own 21,782,215 shares of common stock. FRA has sole power to dispose or direct the disposition of 21,782,215 shares of common stock held by it and has sole power to vote or direct the vote of 21,435,335 shares of common stock held by it. The FR Reporting Persons disclaim beneficial ownership of the shares of our common stock. The address of the above persons and entities is One Franklin Parkway, San Mateo, CA 94403.

(22)
Based on a Schedule 13G filed with the SEC on February 13, 2015 by Capital World Investors ("Capital World"), a division of Capital Research and Management Company ("CMRC"). Such filing indicates that in CMRC's capacity as investment adviser, Capital World may be deemed to beneficially own 21,597,153 shares of common stock. Capital World has sole power to dispose or direct the disposition of 21,597,153 shares of common stock held by it and has sole power to vote or direct the vote of 21,597,153 shares of common stock held by it. Capital World disclaims beneficial ownership of the shares of our common stock. The address of Capital World is 333 South Hope Street, Los Angeles, CA 90071.

Pledge of Shares

To our knowledge, as of March 3, 2015, none of our officers or directors have pledged any of the shares that they respectively beneficially own.

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PROPOSAL 1     ELECTION OF DIRECTORS

The Board currently consists of 9 directors, and the Board has nominated three Class III directors for election at the Annual Meeting to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified. Our certificate of incorporation authorizes our Board to consist of five to 15 directors, as determined by the Board, and our directors are divided into three classes, with directors elected by stockholders for staggered terms of three years each.

We are soliciting proxies in favor of the re-election of each of the three nominees identified below. We intend that all properly executed proxies will be voted for these three nominees unless otherwise specified. All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board. The proxies may not vote for a greater number of persons than the number of nominees named. As of the date of this proxy statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director, if elected.

Biographical information concerning the nominees, and the current directors of the Board whose terms will continue after the Annual Meeting, appears below. Ages are correct as of March 20, 2015.

Nominees (Current Class III Directors With Terms Expiring In 2015)

Kay Bailey Hutchison

Independent Class III Director Nominee to Serve until the 2018 Annual Meeting
Age: 71 Director since 2013	Skills and Qualifications: • Senator Hutchison's qualification for election include her lengthy tenure as a United States Senator and extensive experience in government affairs	Committees: • Nominating and Corporate Governance Committee Other current public directorships: • CVSL, Inc.

Our Board has nominated Sen. Kay Bailey Hutchinson for election at the Annual Meeting to serve until the 2018 Annual Meeting of Stockholders, or until her successor is duly elected and qualified. Senator Hutchison has over 40 years of experience in the public and private sectors. Currently, Senator Hutchison serves as Senior Counsel in Bracewell & Giuliani, LLP's Dallas, Texas office. From 1993 to 2013, she served as a U.S. Senator. In the history of the Senate, Senator Hutchison was one of only two women ever elected to Republican leadership. She also served as the Ranking Member on the Senate Committee on Commerce, Science and Transportation, as well as the Appropriations Subcommittee for Commerce, Justice, and Science. She was the Chairman of the Military Construction Appropriations Subcommittee and served on the Defense Appropriations Subcommittee. Prior to her Senate service, Senator Hutchison was elected Texas State Treasurer in 1990 and to the Texas House of Representatives in 1972. She served in the Texas House until 1976 when she was appointed by President Gerald Ford to serve as Vice-Chairman of the National Transportation Safety Board. In addition to her political career, Senator Hutchison is also a former bank executive, journalist and small business owner. Senator Hutchison holds a Bachelor of Arts degree from the University of Texas at Austin, and a J.D. from the University of Texas School of Law.
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PROPOSAL 1    ELECTION OF DIRECTORS

D. Jeff van Steenbergen

Independent Class III Director Nominee to Serve until the 2018 Annual Meeting
Age: 59 Director since our inception in November 2005	Skills and Qualifications: • Mr. van Steenbergen's qualification for election include his extensive energy-related banking and private equity experience	Committees: • Compensation Committee Other current public directorships: • None

Our Board has nominated Mr. D. Jeff van Steenbergen for election at the Annual Meeting to serve until the 2018 Annual Meeting of Stockholders, or until his successor is duly elected and qualified. Mr. van Steenbergen is a co-founding and General Partner of KERN Partners Ltd., an energy sector private equity firm based in Calgary. He has been with this firm since 2001 and serves on the boards of six of KERN's international and Canadian portfolio companies. Prior to that, Mr. van Steenbergen was a Managing Director and co-head of North American Oil and Gas with JP Morgan and Co., and before that was a Managing Director with a leading Canadian investment banking firm. He has been active in the North American and international energy sector for close to 35 years and has a broad range of experience as a private equity investor, investment banker, and in operating and operations management roles with Mobil Corporation and with Schlumberger. Mr. van Steenbergen holds a B.A.S.C. in Civil Engineering from Queen's University and an M.B.A. from Dalhousie University, and attended executive programs at Harvard Business School, Stanford University and INSEAD.
William P. Utt

Independent Class III Director Nominee to Serve until the 2018 Annual Meeting
Age: 58 Director since 2013	Skills and Qualifications: • Mr. Utt's qualification for election include his extensive experience in the energy sector and his prior service as CEO of a major publicly-traded company	Committees: • Nominating and Corporate Governance Committee (Chairman) Other current public directorships: • None

Our Board has nominated Mr. William P. Utt for election at the Annual Meeting to serve until the 2018 Annual Meeting of Stockholders, or until his successor is duly elected and qualified. Mr. Utt currently serves as our lead director. Prior to his retirement in 2014, Mr. Utt was the Chairman, President and Chief Executive Officer of KBR, Inc. Prior to joining KBR in 2006, Mr. Utt was President and CEO of SUEZ Energy North America and its predecessor companies from 1995 to 2006, with responsibility for the LNG, retail energy, energy marketing and trading, power generation and development businesses. Mr. Utt holds a B.S. and an M.E. in mechanical engineering from the University of Virginia and has an M.B.A. from The Colgate Darden Graduate School of Business Administration at the University of Virginia.
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PROPOSAL 1    ELECTION OF DIRECTORS

Continuing Directors (Current Class I Directors With Terms Expiring In 2016)

Joseph H. Bryant

Chairman and Continuing Director
Age: 59 Director since our inception in November 2005	Committees: • None Other current public directorships: • None

Mr. Bryant has 37 years of experience in the oil and gas industry. Prior to joining Cobalt, from September 2004 to September 2005, he was President and Chief Operating Officer of Unocal Corporation, an oil and gas exploration and production company. From May 2000 to August 2004, Mr. Bryant was President of BP Exploration (Angola) Limited, from January 1997 to May 2000, Mr. Bryant was President of BP Canada Energy Company (including serving as President of Amoco Canada Petroleum Co. between January 1997 and May 2000, prior to its merger with BP Canada), and from 1993 to 1996, Mr. Bryant served as President of a joint venture between Amoco Orient Petroleum Company and the China National Offshore Oil Corporation focused on developing the offshore Liuhua fields. Prior to 1993, Mr. Bryant held executive leadership positions in Amoco Production Company's business units in The Netherlands and the Gulf of Mexico, serving in many executive capacities and in numerous engineering, financial and operational roles throughout the continental United States. Mr. Bryant served on the board of directors of the Berry Petroleum Company from October 2005 until May 2011. Mr. Bryant currently serves on the board of directors of the American Petroleum Institute. Mr. Bryant holds a B.S. in Mechanical Engineering from the University of Nebraska.
Jack E. Golden

Continuing Independent Director
Age: 66 Director since 2010	Committees: • Audit Committee and Compensation Committee Other current public directorships: • Atwood Oceanics, Inc.

Dr. Golden joined Shell in 1977 and later BP in 1982. He held numerous executive positions in North America, including President of BP's North American E&P business. For much of his last decade with BP, he served as Group Vice President – Exploration and Production. During this period, he was involved with the development and operation of BP's business in North America, Europe, South America, West Africa and Russia. Dr. Golden retired from BP at the beginning of 2006. He is currently Managing Director of Edgewater Energy LLC, a Texas based oil and gas company. Additionally, Dr. Golden is President of Four Winds Consulting LLC, which served as advisor to the Board from March 2007 until December 2009. Dr. Golden holds a PhD in Physics.
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PROPOSAL 1    ELECTION OF DIRECTORS

Jon A. Marshall

Continuing Independent Director
Age: 63 Director since 2010	Committees: • Audit Committee and Compensation Committee (Chairman) Other current public directorships: • Noble Corporation

Mr. Marshall served as President and Chief Operating Officer of Transocean Inc. from November 2007 until May 2008 and was a member of Transocean's Board of Directors from November 2007 until December 2008. Mr. Marshall served as a director and Chief Executive Officer of GlobalSantaFe Corporation from May 2003 until November 2007, when it merged with a subsidiary of Transocean, and served as the Executive Vice President and Chief Operating Officer of GlobalSantaFe from November 2001 until May 2003. From 1998 to November 2001, Mr. Marshall was employed with Global Marine Inc. where he held the same position. Mr. Marshall currently serves as a director of Noble Corporation. Mr. Marshall received his B.S. degree from the United States Military Academy.

Continuing Directors (Current Class II Directors With Terms Expiring In 2017)

Kenneth W. Moore

Continuing Independent Director
Age: 45 Director since 2007	Committees: • Nominating and Corporate Governance Committee Other current public directorships: • Enstar Group Limited

Mr. Moore is a Managing Director of First Reserve Corporation, a global private equity firm which invests exclusively in the energy industry, which he joined in 2004. Prior to joining First Reserve, Mr. Moore spent four years with Morgan Stanley in New York. Mr. Moore served as a director of Chart Industries, Inc. from October 2005 to November 2007 and Dresser-Rand Group Inc. from October 2004 to May 2007. Mr. Moore holds a B.A. from Tufts University and an M.B.A. from the Johnson School of Management at Cornell University.
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PROPOSAL 1    ELECTION OF DIRECTORS

Myles W. Scoggins

Continuing Independent Director
Age: 67 Director since March 2010	Committees: • Audit Committee and Nominating and Corporate Governance Committee Other current public directorships: • QEP Resources, Inc. and Laredo Petroleum, Inc.

Dr. Scoggins has been President of the Colorado School of Mines since 2006. Dr. Scoggins retired from Mobil Corporation and Exxon Mobil Corporation after a 34-year career where he held senior executive positions in the upstream oil and gas business. From 1999 to 2004 he served as Executive Vice President of Exxon Mobil Production Company. Prior to the merger of Mobil and Exxon in late 1999, he was President, International Exploration & Production and Global Exploration, and an officer and member of the executive committee of Mobil Oil Corporation. He was a director for Venoco, Inc. from June 2007 until October 2012, Trico Marine Services, Inc. from March 2005 until August 2011 and Questar Corporation from February 2005 until June 2010. In addition, he is a member of the National External Advisory Council of the United States Department of Energy's National Renewable Energy Laboratory. Dr. Scoggins has a Ph.D. in Petroleum Engineering from The University of Tulsa.
Martin H. Young, Jr.

Continuing Independent Director
Age: 62 Director since 2009	Committees: • Audit Committee (Chairman) and Compensation Committee Other current public directorships: • None

Mr. Young was the Senior Vice President and Chief Financial Officer of Falcon Seaboard Diversified, Inc. and its predecessor companies, Falcon Seaboard Holdings, L.P. and Falcon Seaboard Resources, Inc., from 1992 until June 2014. Falcon is a private energy company involved in natural gas exploration and production, real estate and private investments. In July 2007, Mr. Young retired as Chairman of the Board (a position he had held for 11 years) and as a member of the Board of the Texas Mutual Insurance Company (a position he had held for 12 years), the largest provider of workers' compensation insurance in the State of Texas. Prior to his employment with Falcon, Mr. Young had 13 years of banking experience, the last ten working for a major California bank as the Vice President/Area Manager for the corporate banking group. Until its sale in 2013, Mr. Young served as Chairman of the board of directors of the Berry Petroleum Company, an independent energy company, a position he held for nine of the fourteen years he served on Berry Petroleum's board. Mr. Young holds a B.B.A. from Duquesne University and an M.B.A. from Southern Illinois University.
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PROPOSAL 1    ELECTION OF DIRECTORS

2014 Director Compensation

The following table lists the individuals who served as our directors during 2014.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(5)	Total ($)

Joseph H. Bryant	–		–	–
Jack E. Golden	100,000		175,000	275,000
Kay Bailey Hutchison	100,000		175,000	275,000
Jon A. Marshall	105,000	(1)	175,000	280,000
Kenneth W. Moore	–		–	–
Myles W. Scoggins	100,000	(2)	175,000	275,000
D. Jeff van Steenbergen	–		–	–
William P. Utt	105,000	(3)	175,000	280,000
Martin H. Young, Jr.	120,000	(4)	175,000	295,000

(1)
Mr. Marshall elected to receive his entire annual retainer in shares of our common stock on a deferred basis pursuant to the terms of our Non-Employee Directors Deferral Plan. In addition to his annual retainer, Mr. Marshall received $5,000 for serving as Chairman of our Compensation Committee, which Mr. Marshall elected to receive in shares of our common stock.

(2)
Dr. Scoggins elected to receive his entire retainer in shares of our common stock on a deferred basis pursuant to the terms of our Non-Employee Directors Deferral Plan.

(3)
Mr. Utt elected to receive his entire annual retainer in shares of our common stock on a deferred basis pursuant to the terms of our Non-Employee Directors Deferral Plan. In addition to his annual retainer, Mr. Utt received $5,000 for serving as Chairman of our Nominating and Corporate Governance Committee, which Mr. Utt also elected to receive in shares of our common stock.

(4)
Mr. Young elected to receive his entire annual retainer in shares of our common stock on a deferred basis pursuant to the terms of our Non-Employee Directors Deferral Plan. In addition to his annual retainer, Mr. Young received $20,000 for serving as Chairman of our Audit Committee, which Mr. Young also elected to receive in shares of our common stock on a deferred basis.

(5)
Represents the aggregate grant date fair value of restricted stock unit awards granted in 2014 computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. See Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our assumptions in determining the aggregate grant date fair value of these awards. On June 2, 2014, each of Dr. Golden, Senator Hutchison, Mr. Marshall, Dr. Scoggins, Mr. Utt and Mr. Young was awarded 9,673 restricted stock units with a grant date fair value of $175,000.

In fiscal 2014, individuals serving as non-employee directors who were unrelated to any of our former financial sponsors received:

•
a $100,000 annual retainer (or a pro-rated portion thereof for the year in which the director is elected or appointed to the Board); and

•
an annual award of restricted stock units with a fair market value of $175,000 (or a pro-rated portion thereof for the year in which the director is elected or appointed to the Board) pursuant to our Non-Employee Directors Compensation Plan.

The Chairperson of the Audit Committee receives an additional annual retainer of $20,000. The Chairperson of the Compensation Committee, the Nominating and Corporate Governance Committee and/or any other committee of the Board receives, for his or her service in each such position, an additional annual retainer of $5,000. These additional retainers are available only for such Chairpersons who are non-employee directors and who are not related to any of our former financial sponsors. Effective February 2015, the additional annual retainer for the Chairperson of the Compensation Committee was increased from $5,000 to $20,000.

The retainers are payable at the director's election in cash and/or shares of our common stock. Each award of restricted stock units is granted pursuant to a Restricted Stock Unit Award Notification under our Non-Employee Directors Compensation Plan. The award generally is settled one year after grant in shares of our common stock. Payment with respect to the retainers and restricted stock units may be deferred at the director's election pursuant to the terms of our Non-Employee Directors Deferral Plan.

The director compensation program described above was established during 2011 by the Compensation Committee based on a review conducted by Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's compensation consultant.

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PROPOSAL 1    ELECTION OF DIRECTORS

Vote Required

Directors will be elected by a plurality of the votes of the shares of our capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

Recommendation

The Board recommends that stockholders vote "FOR" each of the nominees for director. If not otherwise specified, proxies will be voted "FOR" each of the nominees for director.

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PROPOSAL 2     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ernst & Young LLP, an independent registered public accounting firm, as independent auditors to audit our financial statements for the year ending December 31, 2015. Inclusion of this proposal in our proxy statement to ratify the appointment of our independent auditors for the year ending December 31, 2015 is not required, but is being submitted as a matter of good corporate practice.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Fees Paid to Independent Auditors

The following table presents aggregate fees billed to us for the years ended December 31, 2014 and 2013, for professional services rendered by Ernst & Young LLP, our principal accountant for the audit of our annual financial statements and review of our interim financial statements.

	2014	2013

	($ in thousands)
Audit Fees	$1,886	$1,628
Audit-Related Fees	–	–
Tax Fees	48	40
All Other Fees	–	–

Total Fees	$1,934	$1,668

Audit Fees.    Audit fees consisted of fees billed by Ernst & Young LLP for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements. For 2014, audit fees included approximately $90,000 related to our May convertible notes offering. For 2013, audit fees included approximately $168,000 related to our January and May securities offerings.

There were no Audit-Related Fees or Other Fees billed to us for the years ended December 31, 2014 and 2013.

Tax Fees.    During 2014, tax fees of approximately $48,000 were billed to us, which included approximately $25,000 related to Angolan tax review and $23,000 related to determining the limitation on our tax benefits. During 2013, tax fees of approximately $40,000 were billed to us, which included approximately $20,000 related to determining the limitations on our tax benefits and NOLs and $20,000 related to an audit of certain foreign tax provisions.

Pre-Approval Policies and Procedures

Our Audit Committee has established procedures for pre-approval of audit and non-audit services as set forth in the Audit Committee charter. The Audit Committee pre-approves all services performed by Ernst & Young LLP and discloses such fees above. The charter is available on our website at www.cobaltintl.com. The Audit Committee considers whether the provision of the services disclosed above is compatible with maintaining Ernst & Young LLP's independence.

Vote Required

The affirmative vote of the majority of the votes cast affirmatively or negatively at the Annual Meeting at which a quorum is present and entitled to vote is required to approve Proposal 2.

Recommendation

The Board recommends that stockholders vote "FOR" Proposal 2: The ratification of Appointment of Independent Auditors. If not otherwise specified, proxies will be voted "FOR" Proposal 2.

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PROPOSAL 3     NAMED EXECUTIVE OFFICER COMPENSATION

At the 2011 Annual Meeting of Stockholders a majority of our stockholders voted, on an advisory non-binding basis, to hold an advisory non-binding vote on executive compensation every year. Consistent with this recommendation by our stockholders, the Board has determined that it will include an advisory non-binding stockholder vote on executive compensation in its proxy materials every year.

Accordingly, we are providing our stockholders with the opportunity to cast an advisory vote on the fiscal 2014 compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures.

Stockholders are being asked to vote on the following resolution:

"RESOLVED, that the stockholders approve the compensation of the Company's executive officers named in the Summary Compensation Table, as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures)."

Please refer to the section entitled "Executive Compensation" of this proxy statement for a detailed discussion of our executive compensation principles and practices and the fiscal 2014 compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation principles and practices and the fiscal 2014 compensation of our named executive officers.

To help ensure that all stockholder views are well understood by the Board, we also encourage stockholders to use any of a number of direct communication mechanisms to effectively raise specific issues or concerns with regard to our executive compensation principles and practices.

Vote Required

Although, as an advisory vote, this proposal is not binding upon us or the Board, the Compensation Committee will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions. The affirmative vote of the majority of the votes cast affirmatively or negatively at the Annual Meeting at which a quorum is present and entitled to vote is required to approve Proposal 3.

Recommendation

The Board recommends that stockholders vote "FOR" Proposal 3: Advisory vote on executive compensation to approve the compensation of our named executive officers as disclosed in this proxy statement. If not otherwise specified, proxies will be voted "FOR" Proposal 3.

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PROPOSAL 4     APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

Overview

Our Board of Directors adopted the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan (the "2015 Plan") on February 19, 2015, subject to shareholder approval, upon the recommendation of our Compensation Committee. We currently maintain the Cobalt International Energy, Inc. Long Term Incentive Plan (the "Prior Plan").

As of March 3, 2015, a total of 9,846,735 shares of our common stock were subject to outstanding awards granted under the Prior Plan and 132,414 shares remained available for issuance under the Prior Plan. In addition, as of March 3, 2015 we have 403,661 shares available for issuance under our Non-Employee Directors Compensation Plan, resulting in a combined total of 536,075 shares available for issuance under our Prior Plan and our Non-Employee Directors Compensation Plan.

Current Awards Outstanding

Set forth below is information regarding shares currently outstanding under our Prior Plan and other relevant information regarding outstanding awards under the Prior Plan. We made our annual award grants to employees in February 2015 and those awards are included in the table below.

Selected Data as of March 3, 2015:

Stock options outstanding	3,882,815
Weighted average exercise price of outstanding stock options	$17.29
Weighted average remaining contractual life of outstanding stock options	7.88 years
Restricted shares outstanding (unvested)	5,963,920
Total outstanding restricted stock and stock options	9,846,735
Shares remaining for grant under the Prior Plan	132,414
Shares remaining for grant under our Non-Employee Directors Compensation Plan	403,661
Total shares remaining for grant under the Prior Plan and our Non-Employee Directors Compensation Plan	536,075
Shares of common stock outstanding on record date	414,457,235

For additional information regarding equity-based awards previously granted, please see Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

The number of shares of our common stock that will be available for issuance under the 2015 Plan will be 12,000,000. To the extent that the issuance of any share subject to an award granted under the Prior Plan would cause us to exceed the aggregate share authorization under the Prior Plan, any such share issuance will be made under the 2015 Plan and will reduce the 2015 Plan's aggregate share authorization by one share.

Under NYSE rules, the 2015 Plan will not be effective if our shareholders do not approve it. In order to continue implementing our long-term incentive program, which aligns the interests of our employees with those of our shareholders, we will need a new plan that has sufficient share capacity to cover long-term incentive awards to be granted going forward as well as any awards granted under the Prior Plan (or portions thereof) for which the Prior Plan may not have sufficient share capacity.

The Prior Plan became effective in October 2009 and we have not asked shareholders to authorize additional shares for the Prior Plan since it first became effective. We amended and restated the Prior Plan in February 2013, and at our 2013 annual meeting we asked shareholders to approve the amended and restated Prior Plan for purposes of complying with Section 162(m) of the Internal Revenue Code (the "Code"). We did not seek additional shares for the Prior Plan at that time.

We have never asked our public stockholders to authorize any shares under any compensation plan as the Prior Plan was approved before we became a public company in December 2009. The Prior Plan has lasted over five years, which we believe reflects the prudent manner in which we have managed our share usage under the Prior Plan.

However, in addition to five years of use, several recent events contributed to the depletion of shares in the Prior Plan. The decline of oil prices globally caused stock prices of companies in the oil exploration industry to fall precipitously, including Cobalt's stock price. As a result, we have granted awards (including the annual long-term incentive awards granted in February 2015) at lower stock prices, covering more shares than had been our historical practice

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PROPOSAL 4    APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

prior to the decline of oil prices. We also recently renewed employment agreements with three of our executive vice presidents in order to provide stability to the company and effect an orderly succession as these executives transition toward retirement. To retain these executives who are critical to the company's continued success and incentivize them to enter into the renewed employment agreements, we agreed to grant to these executives special performance-based retention awards in the form of restricted stock and stock options.

The 2015 Plan has been designed to build upon the effectiveness of the Prior Plan, with further enhancements, including the items noted below:

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Removal of the "liberal share recycling" provision – i.e., shares tendered or withheld in payment of exercise price for awards or in satisfaction of withholding taxes and shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right will not again be available for issuance.

•
Awards will be subject to a minimum vesting period of one year from the date of grant. Subject to compliance with the Company's stock ownership guidelines (applicable to our executive officers), shares underlying awards become freely transferrable by the award holder upon vesting and settlement of the award.

•
Stock-based awards will not vest in connection with a change in control of the Company unless the change in control is accompanied by a "double trigger event." A "double trigger event" in connection with a change in control will occur if (i) with respect to an award, the award is not appropriately assumed nor an equivalent award substituted by the surviving, continuing, successor or purchasing company, (ii) cash or cash equivalents are the sole or primary form of consideration to be received by the Company's shareholders, or (iii) at the time of or following the change in control, the award holder incurs a termination of employment without "cause" or for "good reason" (each as defined under the 2015 Plan), or within two years following the change in control, subject to the Company's right to cure, the award holder incurs a termination of employment because the participant's compensation, title, duties or responsibilities are substantially reduced.

In preparing the 2015 Plan, we conducted analytical tests that are typically used by shareholder advisory groups. These tests examine whether the 2015 Plan is deemed reasonable in terms of the plan's cost and "burn rates" relative to industry norms. We are satisfied that the 2015 Plan satisfies these tests, and this has been confirmed with external consultants with expertise in this area.

Our Board of Directors believes the 2015 Plan is in the best interests of shareholders and supports this proposal for the following reasons:

If the 2015 Plan is not approved, it will likely be necessary to significantly increase the cash-based component of employee compensation, including possibly using cash to pay for any proceeds from the exercise and/or settlement of certain awards granted under the Prior Plan; and we will lose a critical tool for recruiting, retaining and motivating employees, which would be destabilizing to our workforce and a competitive disadvantage in attracting and retaining talent.

The terms of the 2015 Plan and awards granted thereunder are designed to protect shareholder interests and encourage employees to focus on the long-term success of the company – e.g., most awards are subject to multi-year vesting period, certain awards are subject to forfeiture if the award recipient breaches a restrictive covenant.

Summary of the 2015 Plan

The following is a brief description of the material features of the 2015 Plan. The full text of the 2015 Plan is set forth in Annex A to this Proxy Statement. The description set forth below is qualified in its entirety by reference to Annex A.

Shares Available

The total number of shares of our common stock available for issuance under the 2015 Plan is 12,000,000. If an award (other than a replacement award described below) expires or is canceled or forfeited, then the shares covered by such award will again be available for issuance under the 2015 Plan. Shares tendered or withheld in payment of exercise price for awards or in satisfaction of withholding taxes and shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right will not again be available for issuance under the plan. Shares underlying replacement awards – i.e., awards granted in assumption of, or in substitution for, an outstanding award previously granted by a company that we acquire or with which we combine – do not count against the number of shares available for grant under the 2015 Plan.

Forms of Awards

The 2015 Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards. The 2015 Plan also provides for the grant of replacement awards.

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PROPOSAL 4    APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

Award Limits

Subject to adjustment as described below, no participant under the 2015 Plan is eligible to receive in any calendar year stock options and stock appreciation rights that relate to more than 5,000,000 shares, restricted stock and restricted stock unit awards that relate to more than 5,000,000 shares, or performance awards and other stock-based awards that relate to more than 5,000,000 shares. The maximum number of shares available for issuance under incentive stock options will be 5,000,000.

The maximum amount that will be payable to a participant in a calendar year in respect of an annual award denominated in cash or value other than shares that is intended to comply with the qualified performance-based compensation exception under Section 162(m) of the Code will be $10,000,000.

These limits do not apply to replacement awards.

Adjustments

If the Compensation Committee determines that an adjustment is appropriate, it may adjust equitably the terms of any outstanding awards and the number of shares of our common stock issuable under the 2015 Plan to reflect any change in the shares of our common stock resulting from a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our common shares or other securities, issuance of warrants or other rights to purchase our common shares or other securities, issuance of our common shares pursuant to the anti-dilution provisions of our securities, or any other similar corporate transaction or event affecting our shares.

Eligibility

Our employees, consultants, advisors and other service providers, other than our non-employee directors, are eligible to receive awards under the 2015 Plan. As of March 3, 2015, there were approximately 205 employees and consultants eligible to participate in the 2015 Plan.

Administration

The Compensation Committee administers the 2015 Plan and has authority to select individuals to whom awards are granted and determine the types of awards and number of shares covered and the terms and conditions of awards, including the applicable vesting schedule, performance conditions and whether the award will be settled in cash or shares.

Key Terms of Awards

Stock Options.    A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement award) is determined by our Compensation Committee but may not be less than the closing price of a share of our common stock on the grant date. Our Compensation Committee determines the date after which each stock option may be exercised and the expiration date of each option. However, no stock option may be exercisable after the expiration of ten years from the grant date. Stock options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.

Stock Appreciation Rights.    A stock appreciation right is a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from grant date. Any stock appreciation right will be granted subject to the same terms and conditions applicable to stock options, as described above.

Restricted Stock.    Restricted stock is an award of shares of our common stock that are subject to restrictions on transfer and a substantial risk of forfeiture.

Restricted Stock Units.    Restricted stock units represent a contractual right to receive the value of a share of our common stock at a future date, subject to specified vesting and other restrictions.

Performance Awards.    Performance awards, which may be denominated in cash or shares, are earned upon the satisfaction of performance conditions specified by the Compensation Committee. Our Compensation Committee has authority to specify that any other award granted under the 2015 Plan will constitute a performance award by conditioning the grant to a participant or the exercisability or settlement of the award upon the satisfaction of performance conditions.

The performance conditions with respect to awards that are intended to meet the requirements of the "qualified performance-based compensation" exception under Section 162(m) of the Code are limited to: captured prospects; licenses or leases acquired; contracts executed; operated prospects matured to drill ready; drilling programs commenced; wells commenced; successful wells; drillable prospects; exploratory and appraisal drilling performance; capabilities and critical path items established; operating or total budget; cash management; liquidity measurements; capital raised; captured net risked resource potential; acquisition cost efficiency; central lease sale position; acquisitions of oil and gas interests;

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PROPOSAL 4    APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

measurements of proved, probable or possible reserves; measurements of resources; finding and development costs; overhead costs; general and administration expense; market price of a Share; cash flow; reserve value; net asset value; earnings; net income; value or number of asset dispositions; operating income; cash from operations; revenue; margin; EBITDA (earnings before interest, taxes, depreciation and amortization); EBITDAX (earnings before interest, taxes, depreciation, amortization and exploration expense); net capital employed; return on assets; stockholder return; reserve replacement; return on equity; return on capital employed; production; assets; unit volume; sales; market share; safety and environmental performance objectives; accidents, injuries or fatalities; strategic business criteria consisting of one or more objectives based on meeting specified goals relating to acquisitions or divestitures; project sanction(s); approval of development plan(s); establishment of oil and gas unit(s); execution of oil and gas unit agreement(s); execution of oil and gas unit operating agreement(s); execution of engineering, procurement, construction and installment contracts; obtaining development financing; first oil production; production rates; results of development drilling, well completions, development costs; construction milestones for Floating Production, Storage and Offloading (FPSO) vessels; construction milestones for other development or production facilities; installation of subsea infrastructure; marketing and sales of oil and gas; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by us. These performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.

Other Stock-Based Awards.    Our Compensation Committee is authorized to grant other stock-based awards, which may be denominated in shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or business units or any other factors designated by the Compensation Committee.

Minimum Vesting / No Holding Requirement After Vesting

Awards granted under the 2015 Plan, other than replacement awards or awards that vest pursuant to a termination of service or change in control (as described below), and subject to certain employment events or a "double trigger event" in connection with a change in control of the Company, may not vest prior to the one-year anniversary of their grant date. Subject to compliance with the Company's stock ownership guidelines (applicable to our executive officers), shares underlying awards become freely transferrable by the award holder upon vesting and settlement of the award.

Transfer

Unless permitted by the Compensation Committee or specifically provided in an award agreement (other than incentive stock options), a participant may not sell, assign or transfer an award prior to exercise or settlement, other than by will or a beneficiary designation pursuant to the terms of the 2015 Plan.

Termination of Service and Change in Control

Our Compensation Committee determines the effect of a termination of employment or service on outstanding awards, including whether the awards will vest, become exercisable, be settled or be forfeited. Stock based awards will not vest in connection with a change in control unless the change in control is accompanied by a "double trigger event." A "double trigger event" in connection with a change in control will occur if (i) with respect to an award, the award is not appropriately assumed nor an equivalent award substituted by the surviving, continuing, successor or purchasing company, (ii) cash or cash equivalents are the sole primary form of consideration to be received by the Company's shareholders, or (iii) at the time of or following the change in control, the award holder incurs a termination of employment without "cause" or for "good reason" (each as defined under the 2015 Plan), or within two years following the change in control, subject to the Company's right to cure, the award holder incurs a termination of employment because the participant's compensation, title, duties or responsibilities are substantially reduced.

The 2015 Plan generally defines a "change in control" to mean:

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the acquisition of more than 50% of the combined voting power of our outstanding securities;

•
the replacement of the majority of our directors during any 12-month period (other than by directors approved by a majority of our remaining directors);

•
the consummation of our merger or consolidation with another entity (unless our voting securities outstanding immediately prior to such transaction continue to represent at least 50% of the combined voting power and total fair market value of our securities or those of the surviving entity outstanding immediately after such transaction); or

•
the transfer of our assets having an aggregate fair market value of more than 50% of our fair market value immediately prior to such transfer, but only if, in connection with such transfer or within a reasonable period thereafter, our stockholders receive distributions of cash and/or assets having a fair market value that is greater than 50% of our fair market value immediately prior to such transfer.
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PROPOSAL 4    APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2015 Plan, subject to approval of our shareholders if required by the rules of the stock exchange on which our shares are principally traded. Our Compensation Committee may amend, alter, suspend, discontinue or terminate any outstanding award. However, no such board or committee action that would materially adversely affect the rights of a holder of an outstanding award may be taken without the holder's consent unless such action (i) is made to cause the 2015 Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (ii) imposes any "clawback" or recoupment provisions on any awards in accordance with the terms of the 2015 Plan.

An award agreement may contain additional terms and restrictions, including vesting conditions, not inconsistent with the terms of the 2015 Plan (including the 2015 Plan's minimum vesting provision), as the Compensation Committee may determine.

U.S. Federal Income Tax Consequences of Awards

There will be no U.S. federal income tax consequences to the participant or us upon the grant of an option under the 2015 Plan. Upon exercise of an option that is not an incentive stock option, a participant generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares; less (ii) the exercise price of the option. We will generally be entitled to a tax deduction in the same amount.

Upon the exercise of an incentive stock option, a participant recognizes no immediate taxable income. Income recognition is deferred until the participant sells the shares. If the option is exercised no later than three months after the termination of the participant's employment, and the participant does not dispose of the shares acquired pursuant to the exercise of the option within two years from the date the option was granted and within one year after the exercise of the option, the gain on the sale will be treated as long-term capital gain. We are not entitled to any tax deduction with respect to the grant or exercise of incentive stock options, except that if the shares are not held for the full term of the holding period outlined above, the gain on the sale of such shares, being the lesser of: (i) the fair market value of the shares on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the participant as ordinary income and, we will generally be entitled to a deduction in the same amount. The excess of the fair market value of the shares acquired upon exercise of an incentive stock option over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

There will be no U.S. federal income tax consequences to either the participant or us upon the grant of a stock appreciation right. However, the participant generally will recognize ordinary income upon the exercise of a stock appreciation right in an amount equal to the aggregate amount of cash and the fair market value of the Shares received upon exercise. We will generally be entitled to a deduction equal to the amount includible in the participant's income.

Unless a participant makes a "Section 83(b) election" under the Code, there will be no U.S. federal income tax consequences to either the participant or us upon the grant of restricted stock until expiration of the restricted period and the satisfaction of any other conditions applicable to the restricted stock. At that time, the participant generally will recognize taxable income equal to the then fair market value for the shares. We will generally be entitled to a corresponding tax deduction.

There generally will be no U.S. federal income tax consequences to the participant or us upon the grant of performance awards (unless the participant makes a "Section 83(b) election" under the Code) or restricted stock units. Participants generally will recognize taxable income at the time when such awards are paid or settled in an amount equal to the aggregate amount of cash and the fair market value of shares acquired. We will generally be entitled to a tax deduction equal to the amount includible in the participant's income.

New Plan Benefits

Any awards under the 2015 Plan will be at the discretion of the Compensation Committee. It is not possible at present to determine the amount or the form of any award that will be granted to any individual during the term of the 2015 Plan. The table below, however, sets forth the awards that were granted under the Prior Plan in 2014 to our Named Executive Officers, our other executive officers and our other employees who are not executives. In addition, the table below sets forth the annual cash-based performance awards that were awarded to these executives and employees in 2015.

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PROPOSAL 4    APPROVAL OF THE COBALT INTERNATIONAL ENERGY, INC. 2015 LONG TERM INCENTIVE PLAN

	2014 Incentive Award Grants Under the Prior Plan
Name and Position	Restricted Stock #	Stock Options #	Annual Cash Based Awards for 2014 Performance(1) $

Joseph H. Bryant Chairman & Chief Executive Officer	200,000	383,583	1,100,000
John P. Wilkirson EVP and Chief Financial Officer	23,143	44,386	445,500
Van P. Whitfield Chief Operating Officer	39,857	76,443	852,500
James H. Painter EVP	35,000	67,127	577,500
James W. Farnsworth EVP, Chief Exploration Officer	35,000	67,127	577,500
All executive officers as a group	688,405	812,055	4,749,000
Non-executive officer employee group	1,586,912	—	9,065,700
Total of all equity awarded in 2014	2,275,317	812,055	—

(1)
The amounts reported for 2014 are the annual bonuses that were paid in March 2015 for performance during 2014 pursuant to our annual incentive plan, based upon achievement of the applicable key performance indicators. For additional information, see "Compensation Discussion and Analysis – Annual Bonus."

Vote Required

The affirmative vote of the majority of the votes cast affirmatively or negatively at the Annual Meeting at which a quorum is present and entitled to vote is required to approve Proposal 4. For purposes of this Proposal 4, any abstentions will have the same effect as a vote against this proposal.

Recommendation

The Board recommends that stockholders vote "FOR" Proposal 4: The approval of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan. If not otherwise specified, proxies will be voted "FOR" Proposal 4.

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EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

This Compensation Discussion and Analysis describes the objectives and elements of our compensation program in 2014 for Messrs. Bryant, Wilkirson, Whitfield, Painter and Farnsworth, our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, respectively, each of whom is included in the Compensation Tables that follow. We refer to these individuals as our "Named Executive Officers" or "NEOs". This section should be read together with the Compensation Tables, which disclose the compensation awarded to, earned by or paid to, our NEOs in or with respect to 2014, 2013 and 2012.

Overview and Objectives

As an introduction to our compensation program, we think it is helpful to describe some of the factors unique to Cobalt that are significant in formulating and analyzing our executive compensation program. We kindly ask that you consider these points in your vote on Proposal 3, which is a nonbinding advisory vote on our executive compensation program described below and your vote on our new equity compensation plan, which is described in Proposal 4 above.

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Overall Philosophy – Highly Skilled and Lean Management Team with Significant Industry Experience.    We are a young company (formed in 2005) in the highly capital intensive offshore deepwater oil and gas business. We partner and directly compete with some of the world's largest oil companies, including ExxonMobil, Chevron, BP, Total and Anadarko. As such, our executive management team has come from, and we compete for talent with, these major oil and gas companies. We believe that we have been successful directly because of our executive management team, which is comprised of professionals who have decades of industry experience and who previously worked for and have been highly successful within these large oil companies. When we consider succession planning for our executives, we believe that we would need to draw on the executive ranks of these large oil and gas companies, similar to what we have done to date, in order to achieve continued success and create long-term shareholder value. Our compensation program recognizes our talent and our unique competitive position. In addition, we have a very small employee base compared to our competitors, and because of this, we believe each of our executives assumes greater responsibilities than they otherwise would while working for one of these larger oil and gas companies with which we compete.

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Early Stage of Maturation.    Because we are still early in our company life cycle, with significant assets maturing into production but without actual production and revenue, traditional performance metrics such as EBITDA, revenue, operating cash flow and production would not work for the design of our executive compensation program. In addition, our stock price fluctuates considerably, in part because we are in a relatively early stage of our lifecycle.

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Compensation Peers.    Due to our early stage of maturation and unique competitive position, to our knowledge, no other public company views us as a direct peer for compensation purposes. We operate in the deepwater exploration and production business and compete directly with some of the world's largest oil companies for talent; therefore, we must stay competitive with these larger companies on compensation even though they have far more capital and other resources than we do and they are not our peers in terms of size or revenue. For this and other reasons, when structuring our executive compensation, our Compensation Committee does not use as a sole determinate benchmarks or percentile targets of a stated peer group (see "Compensation Process" section on pages 30-31 for more details).

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Broad-Based Equity Compensation Plan.    We grant equity awards to all of our U.S.-based employees, which we believe sets us apart from our peers and competitors. Our equity compensation plan is specifically structured to be as broad-based as possible, as we believe granting equity to all of our employees effectively aligns their interests with the interests of our stockholders. Thus, all of our employees are exposed to the same risks as our stockholders. The tables below show the proportion of equity awards that were concentrated at the CEO and NEO levels for the year ended December 31, 2014. In analyzing the tables below, it is important to keep in mind that we only have 205 full-time employees, compared to our competitors who have thousands. Thus, if we had the same number of employees as some of our competitors, our concentration ratio would be significantly smaller given the broad-based nature of our plan and our long-standing practice of granting equity to every employee.

	2014 Incentive Award Grants Under the Prior Plan
Name and Position	Restricted Stock #	Stock Options #	Total Awards #

Joseph H. Bryant Chairman & Chief Executive Officer	200,000	383,583	583,583
Total of all equity awards granted in 2014	2,275,317	812,055	3,087,372
CEO Concentration Ratio			18.9%

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EXECUTIVE COMPENSATION

	2014 Incentive Award Grants Under the Prior Plan
Name and Position	Restricted Stock #	Stock Options #	Total Awards #

John P. Wilkirson EVP and Chief Financial Officer	23,143	44,386	67,529
Van P. Whitfield EVP and Chief Operating Officer	39,857	76,443	116,300
James H. Painter EVP	35,000	67,127	102,127
James W. Farnsworth EVP and Chief Exploration Officer	35,000	67,127	102,127
Total of all NEOs (excluding CEO)	133,000	255,083	388,083
Total of all equity awards granted in 2014	2,275,317	812,055	3,087,372
NEO Concentration Ratio (excluding CEO)			12.6%

Total NEO Concentration Ratio (including CEO)			31.5%
•
Pay for Performance.    Despite the challenges noted above, we believe that we have a strong culture of pay-for-performance that is reflected in our executive compensation program.

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Forfeiture of Significant Equity.    Our NEOs have been subject to the same stock price fluctuations as our stockholders and are exposed to the same risks as our stockholders. They receive a sizable amount of their compensation in equity-based compensation, and in 2014, as a result of our stock price decline due in part to the decline in oil prices worldwide (which they had no control over), they forfeited close to 1.2 million shares that they had been granted in consideration of their agreement to subject their vested equity to a five-year lock-up at the time of the IPO. Using our December 19, 2014 closing stock price, these forfeited shares had a value of approximately $11.1 million, which represents approximately 55% of the NEOs' total aggregate compensation of $20.2 million reported for 2014. These awards would have been earned if assessed on a five-year, four-year, three-year, two-year, one-year or six-month look-back basis. We did not grant additional compensation to replace these forfeited restricted stock awards, which represented a significant portion of our NEOs' compensation (see "Long Term Incentive (Equity) Compensation" section on page 34 for more details).

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Equity Vesting and Form of Equity Awards.    Although our equity awards, for the most part do not have explicit performance vesting conditions, they are subject to fluctuations in our stock price and individual performance and contributions have been considered in making the grants. Our NEOs, who receive a significant amount of their compensation in equity awards, have been subject to the same downward pressure on their realized compensation as our stockholders. The granting of equity to our NEOs exposes them to the same risks that face our stockholders. Furthermore, a significant portion of the equity awards to our NEOs are in the form of stock options and stock appreciation rights, which we believe are inherently performance-based (e.g., none of the 4.5 million stock options that we have granted to date and are currently outstanding are "in-the-money" even though they were valued at $33.8 million in the aggregate at time of grant).

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Value of CEO Compensation is Tied to our Performance.    As with our entire executive team, the value of our CEO's actual compensation since 2009 (the year of our IPO) has been significantly tied to the performance of our stock price, with his total realized pay for the last six years representing only 35% of his total reported pay (see "Reported versus Realized versus Realizable Pay" on page 37 for more details).

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Performance Vesting Conditions on Special NEO Retention Awards.    In connection with new employment agreements entered into with Messrs. Painter and Farnsworth in 2014, and an extension of Mr. Whitfield's employment agreement, these executives received special performance-based equity retention awards granted in January 2015. The purpose of these special performance-based retention awards is to provide stability to the organization and effect an orderly succession as key senior management members transition toward retirement. In addition to a service vesting requirement, each award is subject to a performance condition that requires the attainment of a $23.06 closing share price of our stock for a period of at least 20 out of 30 continuous days during the term of the award, such price being the initial conversion price of our May 2014 convertible notes offering. The $23.06 performance condition represents a multiple of nearly 300% of the grant date closing price of $7.90 per share.

•
No Special Named Executive Officer Benefits or Perquisites.    Unlike many companies, we do not provide our NEOs with any employee benefits other than the benefits provided to all of our employees under broad-based employee plans such as our health insurance plan and our 401(k) matching plan. As such, we do not provide our NEOs or any of our employees with perquisites such as corporate private aircraft travel, company cars or drivers, housing allowances, flexible perquisite allowances, club memberships or dues,
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  tickets to sporting events, profit sharing, or financial and tax planning assistance.

•
Other Shareholder Favorable Practices.    In 2014, we also took the following actions and maintained the following practices that are favorable to shareholders.

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No tax gross-ups.    We eliminated all tax gross-up provisions and we will not agree to these provisions in executive employment agreements in the future.

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No single-trigger vesting.    We switched from a "single-trigger" change in control provision to a "double-trigger" provision under our new Long Term Incentive Plan; under the new Long Term Incentive Plan, we have also eliminated "liberal share recycling" and imposed a minimum vesting period on equity awards (see "Proposal 4 – Approval of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan" on page 22 for more details).

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Stock Ownership Guidelines.    We continue to maintain stock ownership requirements for all of our executive officers (see "Stock Ownership Guidelines" section on page 38 for more details).

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Annual Bonuses.    We specifically structured our NEOs' annual bonuses to be as formulaic as possible, based upon the achievement of near-term and long-term goals as well as individual performance metrics (see "Annual Bonus" section on page 32 for more details).

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Industry and Operational Successes.    In 2014 we had significant exploration and operating successes. We achieved these despite numerous external challenges, including a steep decline in oil prices. These successes set the stage for our long-term growth.

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We discovered the second largest oil discovery in the world last year according to Wood Mackenzie, an independent global energy and consulting group. Once this discovery is developed, it is expected to generate significant long-term shareholder value.

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We participated in two of the top five largest oil and gas discoveries in the world last year, and three out of the top ten, also according to Wood Mackenzie, each of which is expected to contribute to the long-term growth of Cobalt.

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On the operational side, our Shenandoah #3 appraisal well found an expanded geologic reservoir section and confirmed excellent reservoir qualities.

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One of the top ten largest oil and gas discoveries mentioned above was our Anchor subsalt exploration well. This well was our fourth significant deepwater Gulf of Mexico discovery, and our third significant inboard Lower Tertiary discovery in the deepwater Gulf of Mexico.

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In addition, since our inception, we have built a significant portfolio of deepwater assets in the U.S. Gulf of Mexico and offshore West Africa. We have made ten total discoveries and have six major developments projects underway in various stages of maturation.

•
In May 2014, given the strength we were seeing in the convertible bond market, we decided to strategically access the credit markets to complete a $1.3 billion public offering of 3.125% convertible notes. Given the steep decline in oil prices in the second half of 2014, this was a particularly important accomplishment that has helped preserve our liquidity and will enable us to fund appraisal and development projects to generate long-term growth.

Compensation Process

The Compensation Committee reviews and, together with the other independent members of the Board, determines the compensation of our Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of our other executive officers. In doing so, the Compensation Committee (i) identifies corporate goals and objectives relevant to executive officer compensation, (ii) evaluates each executive officer's performance in light of such goals and objectives and (iii) reviews and determines any long-term incentive components. As part of its process, the Compensation Committee reviews the recommendations of the Chief Executive Officer. In 2014, the Compensation Committee met eight times.

To assist in this process, since 2010 the Compensation Committee has annually retained Meridian to review the company's compensation program, including the design of the program, each element of compensation under the program and the total target compensation for each executive and key employee. Meridian is an independent compensation consulting firm and does not provide any other services outside of matters pertaining to executive and director compensation and corporate governance. Meridian reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by Meridian, and the directions given to Meridian regarding the performance of such services. In connection with its retention, Meridian has provided the Compensation Committee with information necessary for an evaluation of its independence, as set forth in Section 10C-1 of the Securities Exchange Act of 1934, as amended, to determine whether a potential conflict of interest might arise in connection with advising the Compensation Committee. After reviewing the information, the Compensation Committee concluded that Meridian's advice is objective and no conflict exists.

Although the Compensation Committee reviewed executive compensation practices at a variety of oil and gas companies, the Compensation Committee, with the advice of Meridian, has concluded that we do not have a single group of comparator or peer firms for purposes of traditional benchmarking and percentile targeting. Rather than looking solely to a single peer or comparator group, our compensation practice throughout our organization is to review compensation comprehensively on a position-by-position basis and determine the particular skill set required to be successful at Cobalt for the particular position in question. The skill set necessarily varies among positions but may include:

•
executive management experience at oil and gas enterprises;
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•
deepwater experience and technical expertise;

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international experience including managing multiple geographic locations;

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experience growing and maturing a company through its lifecycle;

•
relevant financial and commercial experience; and

•
relevant compliance and legal experience.

In recent years, in addition to looking at general compensation and governance trends and evaluating those trends within the scope of oil and gas companies, the Compensation Committee has reviewed the compensation practices of companies participating in two different segments of the upstream oil and gas industry.

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Companies engaged in deepwater exploration and development – which we call "Similar Industry Companies"; and

•
Companies that are of similar size to Cobalt, primarily measured by enterprise value – which we call "Similar Sized Companies."

Although the Compensation Committee has found the compensation practices of Similar Industry Companies and Similar Sized Companies are helpful in making compensation determinations for our named executive officers, neither segment is truly representative of Cobalt and our business model as the Similar Industry Companies tend to be much larger and more diversified than we are and the Similar Sized Compaines tend to focus on a different segment of the oil and gas business than we do, such as onshore resource development rather than our deepwater exploration. Thus, the Compensation Committee does not target a particular percentile or otherwise follow a set procedure with respect to data from Similar Industry Companies and Similar Sized Companies given that it is of limited value. While the Similar Industry Companies are mostly supermajor oil and gas companies that are much larger than us in terms of size, scale and revenue, they are still relevant for compensation purposes because we compete directly with them for the limited executive talent in the deepwater exploration and production business and therefore we must stay competitive with these companies on executive compensation.

The Compensation Committee, and Meridian, continue to believe that Cobalt does not have a single peer group of comparator companies, and instead reviews a variety of factors, including compensation data from Similar Industry Companies and Similar Sized Companies, in making compensation determinations. Given the variety of companies we review in this process, our assessment is necessarily qualitative and subjective, and the ultimate compensation package for each of our NEOs is significantly based on our judgment. It is not based solely on traditional benchmarking and percentile targeting against a stated peer group.

For compensation actions taken in February 2014, Similar Industry Companies consisted of Anadarko Petroleum Corporation, Apache Corporation, Hess Corporation, Marathon Oil Corporation, Murphy Oil Corporation, Newfield Exploration Company, and Noble Energy, Inc.

For compensation actions taken in February 2014, Similar Sized Companies consisted of Cabot Oil and Gas Corporation, Cimarex Energy Company, Concho Resources, Inc., Continental Resources, Inc., Denbury Resources, Inc., Linn Energy, LLC, Pioneer Natural Resources Company, Plains Exploration & Production Company, QEP Resources, Inc., Range Resources Corporation, Ultra Petroleum Corporation and Whiting Petroleum Corporation.

Elements of Compensation

Since our inception, our compensation program has consisted of base salaries, annual cash bonuses and long-term incentive compensation. We expect that these elements will remain the elements of our compensation program going forward, although the relative proportions of each element, and the specific plan and award designs, will continue to evolve as we become a more established enterprise.

Base Salary

Base salary is the fixed component of our compensation program, which provides stable income for our management team.

In 2014, none of the NEOs had base salary increases from the previous year. This decision was taken after reviewing competitive benchmarking data and a general desire to transition NEO compensation to one that is more heavily-weighted toward long term incentives based overall compensation package, while still maintaining competitive cash-based compensation. Mr. Bryant, our Chairman and Chief Executive Officer, has not had a base salary increase during our history as a public company. In fact, in 2013 the Compensation Committee recommended a salary increase for Mr. Bryant in recognition of his continued strong leadership and market-based factors. Mr. Bryant, however, declined the salary increase and requested that his base salary remain the same.

The following table shows base salaries applicable to each NEO for 2013, 2014 and 2015.

NEO	2013 Base Salary	2014 Base Salary	2015 Base Salary

Mr. Bryant	$1,000,000	$1,000,000	$1,000,000
Mr. Wilkirson	$540,000	$540,000	$540,000
Mr. Whitfield	$775,000	$775,000	$775,000
Mr. Painter	$700,000	$700,000	$700,000
Mr. Farnsworth	$700,000	$700,000	$700,000

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Annual Bonus

Our annual incentive plan focuses key executives on achievement of the near-term and long-term objectives of our current business plan. Each year, our Compensation Committee, in consultation with our Chief Executive Officer and Meridian, establishes key performance indicators for that year. The performance indicators are derived from our strategic and business growth plan. We specifically structured our NEOs' annual bonuses to be as formulaic as possible, based upon the achievement of near-term and long-term goals as well as individual performance metrics. The table below sets forth our 2014 key performance indicators, including corresponding milestones and their respective formulaic weightings for each indicator established by our Compensation Committee in consultation with our Chief Executive Officer and Meridian. The Compensation Committee approved 2014 results and payments after applying the formulaic weighting associated with each indicator.

Performance Indicator	Target Milestone	Stretch Milestone	Target Weighting	Stretch Weighting	Approved Results	Approved Payout
Health, Safety, Security and Environment (HSSE)	• No fatalities • In SEMS II compliance for U.S. Gulf of Mexico and West Africa • Conduct 5 Emergency Response Exercises • Leverage data reporting tool (KPF) to understand and address trends in performance	• No lost time incident • No material uncontained releases of hydrocarbons into environment	20%	30%	Target	20	%(1)
Financial	• Deliver 2014 operational results within 110% of 2014 Board approved budget	• Deliver 2014 activity within budget and cash on hand at EOY 2014 • More than $1 billion of unrestricted cash on hand at EOY 2014	20%	30%	Partial stretch	25	%(2)
Selective Development of Discoveries	• Support schedule for Heidelberg 1st production (mid 2016) • Maintain schedule for Cameia 1st production in 2017	• Secure rights or value for Cobalt operated gas in Angola • Sonangol sanction of Cameia project	20%	30%	Target	20	%(3)
Exploration	• Successful results at two wells (Orca and Cameia #3) • Sustained drilling performance on operated wells in Angola • Two APDs in place for Rowan Reliance Rig (with desired commercial terms) for 2015 drilling schedule including a North Platte appraisal well	• Successful results at three or more wells • Sustained drilling performance and improvement in evaluation / testing performance in Angola • Plan in place for entire Rowan rig contract term	20%	30%	Target	20	%(4)
Strategic Initiatives	• Meet Board expectations on strategic initiatives	• Exceed Board expectation on strategic initiatives	20%	30%	Partial stretch	25	%(5)
	1. Development of new Exploration Area of Focus
	2. Portfolio balance – Right Assets in Right Place
	3. Long term capital / funding sufficiency plan developed
	4. Capital and operating efficiency improvements realized
	5. Corporate effectiveness improvements
	6. Legendary Leadership Academy delivered
	7. Development and Project processes defined to deliver world class results
Total			100%	150%	–	110%

(1)
The Compensation Committee determined that a target award of 20% was achieved for our HSSE performance. In making this determination, the Compensation Committee noted that we (i) had no fatalities, (ii) were in SEMS (Rule II) compliance for the U.S. Gulf of Mexico and West Africa, (iii) conducted five emergency response exercises, and (iv) entered at 90% of all incidents into KMI with root causes identified/lessons learned and closed out action items.
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(2)
The Compensation Committee determined that a partial stretch award of 25% was achieved for our financial performance. In making this determination, the Compensation Committee noted that we delivered our 2014 operational results within budget and we had more than $1 billion of unrestricted cash on hand as of December 31, 2014.

(3)
The Compensation Committee determined that a target award of 20% was achieved for our selective development of discoveries performance. In making this determination, the Compensation Committee noted that the Heidelberg project remains on schedule for first production in mid-2016. The Compensation Committee also noted that although the schedule for Cameia first oil has now been revised to 2018, the schedule revision was intentional and geared towards pursuing project cost reductions that may be available as a result of the weakening offshore oilfield services market.

(4)
The Compensation Committee determined that a target award of 20% was achieved for our exploration performance. In making this determination, the Compensation Committee noted that we (i) had successful results at three wells (Orca #1, Cameia #3 and Anchor #1), and (ii) sustained our drilling performance and achieved improvement in evaluation and testing of our wells offshore Angola.

(5)
The Compensation Committee determined that a partial stretch award of 25% was achieved for our strategic initiatives performance. In making this determination, the Compensation Committee noted (i) the progress of our new venture activities in developing a new exploration area of focus, (ii) the development of our long term capital and funding plan, (iii) the capital, operating and corporate efficiencies realized during the year, and (iv) the completion of our legendary leadership academy.

Each of Messrs. Bryant and Whitfield was eligible for a 2014 target bonus amount equal to 100% of his 2014 base salary. Each of the remaining NEOs was eligible for a 2014 target bonus amount equal to 75% of his 2014 base salary. As shown above, the Compensation Committee, in consultation with Meridian and our Chief Executive Officer, applied the formulaic weighting for each key performance indicator as discussed above, and approved a payout of 110% of each NEO's respective target bonus amount, prior to adjustments for the achievement of individual performance metrics.

Our annual bonus program is specifically structured to be as detailed and formulaic as possible given the nature of our business and maturation stage of our company. In structuring the categories of key performance indicators toward the beginning of each year, the Compensation Committee recognizes that (i) each NEO has a higher level of responsibility for one category or subset of performance indicators over others; and (ii) certain achievements may not have been appropriately reflected in the formulaic weighting of the performance indicators because the Compensation Committee did not envision such achievements at the time the performance indicators were developed. As a result, after applying the weightings associated with each performance indicator, the Compensation Committee analyzes each NEO's individual performance in light of the approved payout weightings for each category or subset of performance indicators as well as any significant achievements recognized during the year. Based on this analysis, the Compensation Committee approved supplemental bonus awards as follows:

•
Mr. Bryant – a supplemental bonus of $900,000. Although the application of the formulaic weighting of the performance indicators only resulted in a payout of 110%, the Compensation Committee recognized that the magnitude of the Company's performance over the past year was not appropriately reflected in the key performance indicators that were developed at the start of the year. In recognition of Mr. Bryant's overall leadership that resulted in accomplishments including (i) the second largest oil discovery in the world and three of the top ten oil discoveries in the world, in each case according to Wood Mackenzie, (ii) the successful completion of our $1.3 billion convertible notes offering in May 2014, which has helped us maintain a strong liquidity position, (iii) the recognition of approximately $2 billion in anticipated cost reductions through drilling efficiencies and the re-scoping of our Cameia development project, (iv) the resolution of an investigation into the Company's activities in Angola, and (v) the recasting of the Contractor Groups for Blocks 9 and 21 offshore Angola, the Compensation Committee decided to award Mr. Bryant a supplemental bonus.

•
Mr. Whitfield – a supplemental bonus of $170,500. Although the HSSE and development performance indicators were only achieved at the target level for each of those categories, Mr. Whitfield oversaw a re-scoping effort of the Cameia development project that is expected to result in cost savings approaching $1 billion, while simultaneously overseeing an HSSE program that consistently achieved above expectations. The Compensation Committee decided to award Mr. Whitfield a supplemental bonus in recognition of this exceptional achievement.

•
Mr. Painter – a supplemental bonus of $115,500. Although the exploration and development performance indicators were only achieved at the target level for each of those categories, Mr. Painter oversaw improved drilling performance that is expected to result in an estimated $1 billion of cost reductions associated with our planned Cameia development drilling activities. The Compensation Committee decided to award Mr. Painter a supplemental bonus in recognition of this extraordinary achievement.

•
Mr. Farnsworth – a supplemental bonus of $115,500. Although the exploration performance indicator was only achieved at the target level, during 2014, Mr. Farnsworth led an exploration team that was successful in discovering three of the top ten largest oil fields in the world, according to Wood Mackenzie. The Compensation Committee decided to award Mr. Farnsworth a supplemental bonus in recognition of this remarkable achievement.
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The following table shows bonuses paid to each NEO for 2012, 2013 and 2014.

	2012 Bonus			2013 Bonus			2014 Bonus
NEO	Target %	Payout %	Bonus Paid(1)	Target %	Payout %	Bonus Paid(1)	Target %	Payout %	Bonus Paid(1)

Mr. Bryant	100%	200%	$2,000,000	100%	150%	$1,500,000	100%	200%	$2,000,000
Mr. Wilkirson	75%	125%	$468,281	75%	100%	$405,000	75%	110%	$445,500
Mr. Whitfield	100%	150%	$1,029,600	100%	110%	$852,500	100%	132%	$1,023,000
Mr. Painter	75%	135%	$663,390	75%	105%	$551,250	75%	132%	$693,000
Mr. Farnsworth	75%	160%	$693,000	75%	105%	$551,250	75%	132%	$693,000

(1)
Bonus paid equals the product of (i) base salary times (ii) target bonus percentage times (iii) approved payout percentage. The approved payout percentage includes percentages associated with any supplemental bonus paid during each year.

Annual cash bonuses with respect to the 2014 fiscal year under the annual incentive plan were calculated in late February and paid in early March 2015.

Long Term Incentive (Equity) Compensation

Prior to the IPO, significant equity awards were granted to each NEO to align his incentives with the interests of our stockholders. These awards were converted into shares of common stock in connection with the IPO.

In connection with the Company's IPO, our NEOs received shares of our common stock upon conversion of their partnership interests in the Company's pre-IPO predecessor entity. Pursuant to the terms of the limited partnership agreement governing the IPO, these shares in the newly public Company would have been freely transferable by the NEOs. However, our NEOs agreed to be bound by certain transfer restrictions with respect to these otherwise freely transferable shares for five years following the IPO. In exchange, the executives received additional shares of the Company's common stock in the form of awards of restricted stock granted under our Company's Long Term Incentive Plan. These additional shares would not vest until five years from the date of the IPO, December 21, 2014 only if (i) the employee continued to be employed by the Company through the vesting date and (ii) with respect to a significant portion of the restricted stock awards, the average "volume weighted average price" of the Company's common stock for the trading days during the 90-day period prior to the vesting date equaled or exceeded $13.50. The five-year vesting period and the market price condition to vesting associated with these shares created significant alignment the interests of our NEOs with those of our stockholders.

During the second half of 2014, worldwide oil prices experienced a precipitous decline which, along with certain other factors outside our control, resulted in a significant decrease in our stock price, as well as the stock prices of most companies in the oil and gas industry. Due to the nature and timing of these events, and despite the fact that our stock price significantly exceeded $13.50 for much of the requisite five-year service period, the performance condition associated with these shares was ultimately not satisfied, which resulted in the permanent forfeiture of these shares. The table below illustrates the shares and value that our NEOs forfeited as a result of the performance condition not being satisfied.

Named Executive Officer	Number of Shares Forfeited	Value of Shares Forfeited(1)

Joseph H. Bryant	547,753	$5,132,446
John P. Wilkirson	79,209	$742,188
Van P. Whitfield	62,254	$583,320
James H. Painter	250,489	$2,347,082
James W. Farnsworth	248,155	$2,325,212

(1)
Value is calculated using the $9.37 closing price of our common stock on December 19, 2014.

Since the IPO, we have made annual market-based grants of equity to each NEO similar to the practices of established public companies. Our NEOs and other key executives are heavily invested in our common stock, which we believe aligns their interests with those of our stockholders.

Our Equity Compensation Process

Our process for determining the amounts of equity compensation awarded to our NEOs begins with discussions among our Compensation Committee and Meridian, which has advised the Compensation Committee since 2010. The initial discussions around equity compensation awards typically occur in the latter portion of each calendar year, and continue with further discussions in the first quarter of the following calendar year, culminating with a determination by our Compensation Committee on the specific levels and types of equity compensation to be awarded to each of our NEOs.

To make its determination, Meridian provides the Compensation Committee with framework and peer company materials that help guide its deliberations. For a discussion of the materials and the companies whose compensation practices the Compensation Committee reviews, please see "– Compensation Process." The

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Compensation Committee also considers other factors, including each NEO's individual objectives and performance over the prior calendar year and the performance of our stock price. The majority of the factors considered by the Compensation Committee are thus necessarily specific to each individual NEO and vary from year to year, depending in part upon performance objectives that are established for each NEO during the first quarter of each calendar year. For example, the factors considered by the Compensation Committee in making its determinations for the level and type of equity compensation awarded to our Chief Executive Officer have included his organizational leadership during a period of rapid growth for our company and overall operational and financial performance in the face of rapidly changing market conditions for the oil and gas industry. The factors considered by the Compensation Committee for our Chief Financial Officer have included the successful execution of capital markets transactions, the maintenance of capital expenditure levels within budget and maintaining capital discipline during a period of weak oil and gas prices. Factors that the Compensation Committee considered for our Chief Operating Officer have included the success of overall operations including health, safety, security and environmental performance relative to industry standards and the success of our drilling programs in the U.S. Gulf of Mexico and offshore West Africa, both in terms of resources discovered and operational efficiencies achieved.

The methodology employed by our Compensation Committee to arrive at specific equity compensation awards for each NEO is to establish annual equity compensation awards in reference to a percentage of each NEO's annual base salary as well as set the overall type and mix of the equity compensation award for each NEO. Each NEO's equity compensation award is approved by the Compensation Committee following the conclusion of the process and consideration of the factors outlined above. In recent years, our annual equity compensation awards have varied between 75% and 775% of the annual base salary of each NEO and have consisted of between 50% to 75% stock options (or stock appreciation rights starting in 2015), 0% to 25% restricted stock units, and 0% to 50% restricted stock. The overall equity compensation award for each NEO as well as the mix of the type of equity compensation awards may vary from year to year, depending upon the Compensation Committee's analysis and consideration of the factors referred to above.

Equity Grants

The Compensation Committee is committed to aligning long-term equity compensation with company performance. Since 2010, the Compensation Committee has delivered long-term equity compensation to NEOs strictly in the form of stock options and restricted stock. While time-vested options and restricted stock are not typically classified as performance-based at other companies, Cobalt remains in a business model and high-risk environment where our stock price fluctuates significantly with reported exploration results. Ultimate realized value from stock options and restricted stock awards have significant alignment with our future operating performance, and carry meaningful upside and downside risk. Please see below for a further discussion of "Realized Compensation."

In February 2013 and February 2014, the Compensation Committee made an annual grant of equity consisting of stock options and restricted stock, which vest 50% on the third and fourth anniversaries of the grant. In February 2015, the Compensation Committee made an annual grant of equity consisting of stock appreciation rights and restricted stock, which vest 1/3 on the first, second and third anniversaries of the grant. Pursuant to SEC rules, the grant date fair value of the February 2015 grants will be reported in the Compensation Tables of the proxy statement for our 2016 Annual Meeting of Stockholders.

The following table shows equity awards granted to each NEO in 2013, 2014 and 2015.

NEO	2013 Equity Awards (Intended Value and Mix)(1)	2014 Equity Awards (Intended Value and Mix)(3)	2015 Equity Awards (Intended Value and Mix)(4)

Mr. Bryant	$7,000,000 split 25% restricted stock and 75% stock options	$7,000,000 split 50% restricted stock and 50% stock options	$7,750,000 split 50% restricted stock and 50% stock appreciation rights
Mr. Wilkirson	$675,000 split 50% restricted stock and 50% stock options	$810,000 split 50% restricted stock and 50% stock options	$675,000 split 50% restricted stock and 50% stock appreciation rights
Mr. Whitfield	$1,162,500 split 50% restricted stock and 50% stock options, plus a one-time award of 50,000 shares of restricted stock(2)	$1,395,000 split 50% restricted stock and 50% stock options	$1,162,500 split 50% restricted stock and 50% stock appreciation rights
Mr. Painter	$875,000 split 50% restricted stock and 50% stock options	$1,225,000 split 50% restricted stock and 50% stock options	$875,000 split 50% restricted stock and 50% stock appreciation rights
Mr. Farnsworth	$875,000 split 50% restricted stock and 50% stock options	$1,225,000 split 50% restricted stock and 50% stock options	$875,000 split 50% restricted stock and 50% stock appreciation rights

(1)
Restricted stock (other than Mr. Whitfield's one time award) will vest 50% on 12/31/15 and 50% on 12/31/16. Options will vest 50% on 12/31/15 and 50% on 12/31/16.
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(2)
Mr. Whitfield's one-time award of restricted stock will vest upon the completion of the extension of his employment agreement.

(3)
Restricted stock will vest 50% on 12/31/16 and 50% on 12/31/17. Options will vest 50% on 12/31/16 and 50% on 12/31/17.

(4)
The numbers in this column do not reflect the January 15, 2015 grant of 126,582 shares of performance-based restricted stock and 248,756 performance-based stock options to each of Messrs. Farnsworth, Painter and Whitfield in connection with the execution of their new employment agreements, which each included one-year post-employment restrictions against competition and solicitation and other restrictive covenants. Please see "– Equity Compensation" for more information related to these performance-based awards.

Equity Compensation

The discussion below relates to annual long-term incentive equity awards granted to our Named Executive Officers in 2013 and 2014, as well as in February of 2015. The annual equity awards granted to our Named Executive Officers in February of 2015 (and, if any, additional equity awards that may be granted to our Named Executive Officers in 2015) will be shown in the "Summary Compensation Table" and "Grants of Plan-Based Awards" tables of our proxy statement for our 2016 Annual Meeting of Stockholders.

Mr. Bryant received annual long-term incentive equity awards equal to $7,000,000 in each of 2013 and 2014 and $7,750,000 in 2015 that represented 700% of his base salary in 2013 and 2014 and 775% in 2015. The Compensation Committee set the level of Mr. Bryant's long-term incentive at 775% of his base salary in 2015 based on a variety of specific factors, including his overall leadership that resulted in several notable accomplishments including (i) the second largest oil discovery in the world and three of the top ten oil discoveries in the world, in each case according to Wood Mackenzie, (ii) the successful completion of our $1.3 billion convertible notes offering in May 2014, (iii) the recognition of approximately $2 billion in anticipated cost reductions through drilling efficiencies and the re-scoping of our Cameia development project, (iv) the resolution of an investigation into the Company's activities in Angola, and (v) the recasting of the Contractor Groups for Blocks 9 and 21 offshore Angola.

Mr. Wilkirson received annual long-term incentive equity awards equal to $675,000, $810,000 and $675,000 in each of 2013, 2014 and 2015, respectively. Mr. Wilkirson's award was 125%, 150% and 125% of his base salary in each of 2013, 2014 and 2015, respectively. Mr. Wilkirson's 2015 equity compensation award was based on a variety of specific factors, including his leadership of our 2014 capital markets offering which helped us preserve our liquidity position and will enable us to fund our appraisal and development projects to generate long-term growth.

Mr. Whitfield received annual long-term incentive equity awards equal to $1,162,500, $1,395,000 and $1,162,500 in each of 2013, 2014 and 2015, respectively. Mr. Whitfield's award was 150%, 180% and 150% of his base salary in each of 2013, 2014 and 2015, respectively. Mr. Whitfield's 2015 equity compensation award was based on a variety of specific factors, including his leadership in overseeing the re-scoping of the Cameia development project that is expected to result in significant cost reductions while also managing an HSSE program that consistently achieved above expectations.

Mr. Painter received annual long-term incentive equity awards equal to $875,000, $1,225,000 and $875,000 in each of 2013, 2014 and 2015, respectively. Mr. Painter's award was 125%, 175% and 125% of his base salary in each of 2013, 2014 and 2015, respectively. Mr. Painter's 2015 equity compensation award was based on a variety of specific factors, including his leadership in overseeing the improvement in drilling performance that is expected to result in significant cost reductions associated with our planned development drilling activities.

Mr. Farnsworth received annual long-term incentive equity awards equal to $875,000, $1,225,000 and $875,000 in each of 2013, 2014 and 2015, respectively. Mr. Farnsworth's award was 125%, 175% and 125% of his base salary in each of 2013, 2014 and 2015, respectively. Mr. Farnsworth's 2015 equity compensation award was based on a variety of specific factors, including his leadership of the exploration team that was successful in discovering two of the top five largest oil and gas discoveries in the world last year, and three out of the top ten, in each case according to Wood Mackenzie.

January 2015 Performance-Based Equity Grants.    The employment agreements for Messrs. Farnsworth, Painter and Whitfield, three of our key executives, were set to expire at the end of 2014. In order to retain their services, on November 3, 2014, we entered into new employment agreements with Mr. Farnsworth and Mr. Painter and a one-year employment agreement extension with Mr. Whitfield. The employment agreements for Messrs. Farnsworth Painter provide for the grant to each executive on January 15, 2015 and January 15, 2016 of a special performance-based equity award granted pursuant to the terms of our existing Long Term Incentive Plan. The purpose of these special performance-based retention awards is to provide stability to the organization and effect an orderly succession as key senior management members transition toward retirement. Each award has a target value of $2,000,000. Pursuant to these employment agreements, on January 15, 2015 we granted 126,582 shares of restricted stock and 248,756 stock options to each of Mr. Farnsworth and Mr. Painter. Mr. Whitfield's extension provides for a January 15, 2015 grant of a special performance-based equity award granted pursuant to the terms of our existing Long Term Incentive Plan with a target value of $2,000,000. Pursuant to his employment agreement extension, on January 15, 2015 we granted 126,582 shares of restricted stock and 248,756 stock options to Mr. Whitfield.

In order to further align the interests of our stockholders with those of Messrs. Farnsworth, Painter and Whitfield, each of the stock option and restricted stock performance-based awards referred to above were structured to require satisfaction of both a service condition and a performance condition. The service condition will be satisfied on December 31, 2016 for Messrs. Farnsworth and Painter, subject to the executive's continued employment through such date, and December 31, 2015 for Mr. Whitfield, subject to his continued employment through such date. The performance condition will be satisfied subject to the attainment of a $23.06 closing share price of the Company's common stock for a period of at least 20 out of 30 continuous days on which the shares are quoted or traded at any time during the ten-year term of each award. The $23.06 performance

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condition represents a multiple of nearly 300% of the grant date closing price of $7.90 per share.

Mr. Farnsworth has been an integral part of Cobalt's success since our founding. He has lead Cobalt's exploration efforts in the U.S. Gulf of Mexico and offshore West Africa, which have resulted in ten discoveries out of seventeen exploration prospects that have been drilled, representing one of the best exploration success rates in the deepwater oil and gas industry. Mr. Farnsworth continues to oversee our ongoing exploration efforts and is also now responsible for Cobalt's worldwide new ventures activities, which are intended to provide Cobalt with long-term growth opportunities. Given the importance of Mr. Farnsworth to the future of our company and the need to retain him, it became imperative to award him long-term incentive equity compensation that is competitive with other opportunities that might be available to him.

Mr. Painter has also been an integral part of Cobalt's success since our founding. He has lead Cobalt's drilling activities in the U.S. Gulf of Mexico and offshore West Africa. During the course of his tenure, Mr. Painter was responsible for the drilling of some of the world's most complex and technically challenging deepwater wells, including the deepest well ever drilled in the U.S. Gulf of Mexico. Mr. Painter's knowledge and expertise of drilling deepwater pre-salt wells has led to significant increases in drilling efficiency, an important accomplishment for a company with limited capital resources. Given the importance of Mr. Painter's skills to the future operational and financial performance of our company, it became imperative to award him long-term incentive compensation that is competitive with other opportunities that might be available to him.

Mr. Whitfield has served as Chief Operating Officer since 2011 and has over 40 years' experience leading and managing complex oil and gas operations around the world. Mr. Whitfield has been a key leader in the significant growth of our worldwide operations over past several years and has successfully managed such growth while maintaining excellent safety and environmental performance. Given Mr. Whitfield's leadership and institutional knowledge of our entire operations and in order to retain his services for an additional year, it became necessary to award him long-term incentive compensation that is competitive with other opportunities that might be available to him.

Reported versus Realized versus Realizable Pay.    In reviewing our Chairman and Chief Executive Officer's compensation included in the Summary Compensation Table, it is important to note that his realized and realizable pay is often substantially different than the compensation that is reported in the Summary Compensation Table. The primary reason for the differences between reported pay in the Summary Compensation Table and realized pay and realizable pay is the method and timing used to value long-term equity awards. SEC rules require companies to report the grant date fair value of all equity awards in the Summary Compensation Table for the year in which they were granted. However, a substantial portion of our Chairman and Chief Executive Officer's total compensation is in the form of long-term equity-based awards, which have vesting terms of three, four and five years, precluding its immediate realization at the grant date and correlating its realizable value to our future stock performance.

Our stock ownership guidelines require that our Chairman and Chief Executive Officer retain shares of common stock having a value equal to or greater than a multiple of six times his annual base salary. Currently, he holds shares of common stock valued in excess of thirty-five times his annual base salary. Our Chairman and CEO has not sold or exercised any of his long-term equity awards granted since our IPO in 2009, other than solely to satisfy tax withholding obligations upon vesting. As a result, our Chairman and Chief Executive Officer remains heavily invested in Cobalt and his ultimate realized pay will directly correlate to the performance of our common stock. Due to his continued significant equity ownership, our Chairman and Chief Executive Officer remains exposed to the same risks as all our stockholders.

Below is a table that compares Summary Compensation Table amounts to compensation actually realized and compensation realizable by Joseph H. Bryant, our Chairman and Chief Executive Officer.

CEO Realized Pay and Reported Pay – 2009 to 2014

Year of Compensation	Reported Pay(1)	Realized Pay(2)	Realized Pay as a Percentage of Reported Pay	Realizable Pay(3)	Realizable Pay as a Percentage of Reported Pay

2014	$10,029,826	$3,029,823	30%	$6,518,603	65%
2013	$9,939,419	$2,528,810	25%	$4,597,726	46%
2012	$10,178,110	$3,457,528	34%	$4,585,131	45%
2011	$3,021,017	$3,021,017	100%	$3,021,017	100%
2010	$3,448,790	$1,843,500	52%	$3,257,631	92%
2009	$16,370,639	$4,856,673	30%	$7,124,779	44%
TOTAL	$53,068,237	$18,737,351	35%	$29,104,887	55%

(1)
Compensation as reported in the Summary Compensation Table

(2)
For purposes of this comparison, "Realized Pay" for each year is defined as:

a.
Salary and bonus as reported in the Summary Compensation Table;

b.
Proceeds from sales of restricted stock and restricted stock unit awards granted during such year;

c.
Proceeds from the exercise of stock option awards granted during such year; plus

d.
Other Compensation as reported in the Summary Compensation Table.
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(3)
For purposes of this comparison, "Realizable Pay" for each year is defined as:

a.
Realized Pay;

b.
The value of vested and unvested restricted stock awards granted during such year as of December 31, 2014 using the closing price of our common stock as of such date; plus

c.
The value of vested and unvested stock option awards granted during such year using Black-Scholes valuation methodology as of December 31, 2014.

Deferred Compensation.    In November of 2012, the Compensation Committee adopted the Cobalt International Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") under the Cobalt International Energy, Inc. Long Term Incentive Plan. Our NEOs along with other key management or highly compensated employees selected by the Compensation Committee are eligible to participate in the deferred compensation plan. The deferred compensation plan permits eligible participants to defer receipt all or a portion of the participant's base salary for a plan year and/or all or a portion of a participant's annual bonus with respect to a plan year. Any and all deferrals under the deferred compensation plan will be notionally invested and will settle in shares of the Company's common stock. In 2014, none of our NEOs elected to participate in the plan.

Other Benefits.    We offer all of our employees a 401(k) savings plan and group health and life insurance. Our NEOs participate in these programs on the same basis as all employees. We do not offer other welfare or fringe benefits or perquisites to our NEOs.

Stock Ownership Guidelines.    Effective October 25, 2011, the Compensation Committee adopted stock ownership guidelines applicable to our Chief Executive Officer, our other executive officers and our non-employee directors. These guidelines require that at the end of each fiscal year the value of shares of our common stock retained by the Chief Executive Officer, our other executive officers and our non-employee directors be six times, three times and five times, respectively, the multiple of such person's respective base salary or annual retainer. Our Chief Executive Officer, other executive officers and non-employee directors are in compliance with these guidelines.

Consideration of 2013 Say-On-Pay Stockholders Vote.    At our 2014 Annual Meeting of Stockholders, over 95% of votes were cast, on an advisory basis, in favor of the "say-on-pay" vote on executive compensation. As such, the Compensation Committee has concluded that a large majority of our stockholders is satisfied with our existing compensation program. Based on this result and our ongoing review of our compensation policies and decisions, we believe that our existing executive compensation program effectively aligns the interests of our named executive officers with the long term goals of Cobalt.

Our Compensation Policies and Practices and Risk Management.    Our management team has reviewed our compensation policies and practices for all of our employees with our Compensation Committee. The Compensation Committee has determined, based on this review, that our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

Tax and Accounting Considerations.    Section 162(m) of the Internal Revenue Code generally limits the federal income tax deduction for compensation paid to each of the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) of a publicly held corporation to $1 million per fiscal year, with an exception for "qualified performance-based compensation". We seek to maximize the tax deductibility of compensation payments to our executive officers. We may, however, authorize payments to executive officers that may not be tax deductible, and we reserve the flexibility to do so.

We also structure compensation in a manner intended to avoid the incurrence of any additional tax, interest or penalties under Section 409A of the Internal Revenue Code. We make no representations or warranty, however, that recipients of any payments, compensation or other benefits will not incur additional tax, interest or penalties under Section 409A of the Internal Revenue Code.

We account for stock-based compensation in accordance with the requirements of FASB Accounting Standards Codification ("ASC") Topic 718.

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Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended ("Securities Act"), or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be "Soliciting Material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

The Compensation Committee has discussed and reviewed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Jon A. Marshall, Chairman
Jack E. Golden
D. Jeff van Steenbergen
Martin H. Young, Jr.

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2014 Summary Compensation Table

The following table summarizes the compensation of our NEOs for 2014. Our NEOs are our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers as determined by their total compensation for 2014 set forth in the table below.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Joseph H. Bryant	2014	1,000,000	900,000	3,500,000	3,500,003	1,100,000	29,823	10,029,826
Chairman & Chief Executive Officer	2013	1,000,000	500,000	1,749,994	5,660,615	1,000,000	28,810	9,939,419
	2012	1,000,000	875,000	3,499,997	3,649,590	1,125,000	28,523	10,178,110
John P. Wilkirson	2014	540,000	0	405,003	405,000	445,500	34,635	1,830,138
EVP and Chief Financial Officer	2013	540,000	0	337,486	363,890	405,000	34,013	1,680,389
	2012	499,500	46,828	316,168	325,516	421,453	33,364	1,638,829
Van P. Whitfield	2014	775,000	170,500	697,498	697,504	852,500	17,654	3,210,656
Chief Operating Officer	2013	775,000	77,500	1,808,231	626,708	775,000	17,166	4,079,605
	2012	686,400	257,400	514,779	536,787	772,200	17,282	2,784,848
James H. Painter	2014	700,000	115,500	612,500	612,500	577,500	29,261	2,647,261
EVP	2013	700,000	26,250	437,481	471,707	525,000	27,634	2,188,072
	2012	655,200	110,565	409,493	426,986	552,828	25,461	2,180,530
James W. Farnsworth	2014	700,000	115,500	612,500	612,500	577,500	17,207	2,635,207
EVP, Chief Exploration Officer	2013	700,000	26,250	437,481	471,707	525,000	16,892	2,177,330
	2012	577,500	205,734	360,937	376,358	487,266	17,013	2,024,807

(1)
The amounts reported are the salaries that each NEO received for the entire year.

(2)
With respect to 2012 compensation shown in the table above, each of our NEOs received a supplemental cash bonus for 2012. In addition, with respect to 2013 and 2014 compensation shown in the table above, Messrs. Bryant, Whitfield, Painter and Farnsworth received a supplemental cash bonus for 2013 and 2014. For additional information on these bonuses, see "Compensation Discussion and Analysis – Annual Bonus."

(3)
Represents the aggregate grant date fair value of equity awards granted in the relevant fiscal year computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. See Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our assumptions in determining the grant date fair value of these awards.

(4)
The amounts reported for 2014 are the annual bonuses that the NEOs received in March 2015 for performance during 2014 pursuant to our annual incentive plan, based upon achievement of the applicable key performance indicators. For additional information on these bonuses, see "Compensation Discussion and Analysis – Annual Bonus."

(5)
The following items are reported in the "All Other Compensation" column:

Name	Health Benefits($)	401(k) Match($)	Total($)

Joseph H. Bryant	14,223	15,600	29,823
John P. Wilkirson	19,035	15,600	34,635
Van P. Whitfield	2,054	15,600	17,654
James H. Painter	13,661	15,600	29,261
James W. Farnsworth	1,607	15,600	17,207

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2014 Grants of Plan-Based Awards

The following table sets forth information regarding the non-equity and equity incentive plan awards granted to our NEOs in 2014.

				All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
						Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Target ($)	Maximum ($)

Joseph H. Bryant		1,000,000	1,500,000
	2/20/14			200,000			3,500,000
	2/20/14				383,583	17.50	3,500,003
John P. Wilkirson		405,000	607,500
	2/20/14			23,143			405,003
	2/20/14				44,386	17.50	405,000
Van P. Whitfield		775,000	1,162,500
	2/20/14			39,857			697,498
	2/20/14				76,443	17.50	697,504
James H. Painter		525,000	787,500
	2/20/14			35,000			612,500
	2/20/14				67,127	17.50	612,500
James W. Farnsworth		525,000	787,500
	2/20/14			35,000			612,500
	2/20/14				67,127	17.50	612,500

(1)
For additional information on the actual earned amounts, see "Compensation Discussion and Analysis – Elements of Compensation – Annual Bonus" and the "Non-Equity Incentive Plan Compensation" column of the 2014 Summary Compensation Table.

(2)
Represents the number of restricted shares granted to each NEO on February 20, 2014. These awards will vest 50% on December 31, 2016 and 50% on December 31, 2017.

(3)
Represents the number of stock options granted to each NEO on February 20, 2014. These awards will vest 50% on December 31, 2016 and 50% on December 31, 2017.

Employment and Severance Agreements

In connection with our IPO in December 2009, we entered into an employment agreement with each of Messrs. Bryant, Painter and Farnsworth and a severance agreement with each of Messrs. Wilkirson and Whitfield. On December 21, 2014, Mr. Bryant's employment agreement expired and on December 1, 2014, Mr. Wilkirson's employment agreement expired. On November 3, 2014, the Company entered into new employment agreements with Messrs. Farnsworth and Painter. In September 2011, in connection with Mr. Whitfield's promotion to Chief Operating Officer, we entered into an employment agreement with him that supersedes his severance agreement. Mr. Whitfield's employment was extended pursuant to its terms on November 3, 2014. We entered into the new employment agreements with Messrs. Painter and Farnsworth and the employment agreement extension with Mr. Whitfield in order to provide stability to the organization and effect an orderly succession as these executives transition toward retirement. The following is a summary of certain of the material terms of these existing agreements. For a summary of the provisions in these agreements that relate to specified terminations of employment or a change in control, see "Potential Payments Upon Termination or Change in Control".

Terms.    The agreements with Messrs. Painter and Farnsworth have two-year terms and will expire on December 31, 2016 (subject to an earlier termination of employment). The term of Mr. Whitfield's agreement, as extended, is scheduled to expire on December 31, 2015 (subject to an earlier termination of employment).

Base Salary, Annual Bonus and Benefits.    The employment agreements with each of Messrs. Painter, Farnsworth and Whitfield specify the terms of the executive's base salary, annual bonus opportunity and entitlement to benefits, expense reimbursement, paid vacation and sick leave. Each employment agreement provides for a base salary that may be increased (but not decreased) at the discretion of the Board (or a committee thereof); for our NEOs' base

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salaries in 2014, see the "Salary" column of the 2014 Summary Compensation Table. Each employment agreement provides that the executive is eligible to receive an annual bonus, based on the attainment of performance criteria determined by the Board (or a committee thereof), in a target annual amount equal to 100% of his base salary, in the case of Mr. Whitfield, and 75% of his base salary, in the cases of Messrs. Painter and Farnsworth.

Performance-Based Equity Grants.    The employment agreements with each of Messrs. Painter and Farnsworth provided for the grant to each executive on January 15, 2015 and January 15, 2016, of a special performance-based equity award granted pursuant to the Incentive Plan. Each award will have a target value of $2,000,000. Each award will be 50% in the form of performance-based stock options and 50% in the form of performance-based restricted stock. Vesting of the awards will require satisfaction of both a service condition and a performance condition. The service condition under each award will be satisfied on December 31, 2016, subject to the executive's continued employment through such date. The performance condition will be satisfied subject to the attainment of a $23.06 closing price of the Company's common stock for a period of at least 20 out of 30 continuous days on which the shares are quoted or traded at any time during the ten-year term of each award. The $23.06 performance condition represents a multiple of nearly 300% of the grant date closing price of $7.90 per share. The extension of Mr. Whitfield's employment agreement provides for the grant on January 15, 2015 of a special performance-based equity award granted pursuant to the Incentive Plan. The award had a target value of $2,000,000. The award was 50% in the form of performance-based stock options and 50% in the form of performance-based restricted stock. Vesting of the awards will require satisfaction of both a service condition and a performance condition. The service condition under each award will be satisfied on December 31, 2015, subject to Mr. Whitfield's continued employment through such date. The performance condition will be satisfied subject to the attainment of a $23.06 closing price of the Company's common stock for a period of at least 20 out of 30 continuous days on which the shares are quoted or traded at any time during the ten-year term of each award. The $23.06 performance condition represents a multiple of nearly 300% of the grant date closing price of $7.90 per share. For additional information regarding these equity grants, see the narrative following the "Potential Payments Upon Termination or a Change-in-Control" table.

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Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information regarding the exercisable and unexercisable stock options and the unvested restricted stock and restricted stock units held by our NEOs as of December 31, 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Joseph H. Bryant	229,007	–	12.45	12/3/2020
	203,717	–	30.50	2/24/2022
		401,901	23.78	2/21/2023
		383,583	17.50	2/20/2024
					273,591	2,432,224	–	–
John P. Wilkirson	51,526	–	12.45	12/3/2020
	18,170	–	30.50	2/24/2022
		25,836	23.78	2/21/2023
		44,386	17.50	2/20/2024
					37,335	331,908	–	–
Van P. Whitfield	94,723	–	12.45	12/3/2020
	29,963	–	30.50	2/24/2022
		44,496	23.78	2/21/2023
		76,443	17.50	2/20/2024
					64,299	571,618	–	–
James H. Painter	90,171	–	12.45	12/3/2020
	23,834	–	30.50	2/24/2022
		33,491	23.78	2/21/2023
		67,127	17.50	2/20/2024
					53,397	474,699	–	–
James W. Farnsworth	90,171	–	12.45	12/3/2020
	21,008	–	30.50	2/24/2022
		33,491	23.78	2/21/2023
		67,127	17.50	2/20/2024
					53,397	474,699	–	–

(1)
In December 2010, Messrs. Bryant, Wilkirson, Farnsworth, Painter and Whitfield received 229,007, 51,526, 90,171, 90,171 and 94,723 stock options, respectively. These stock options vested 25% on each of December 31, 2011, 2012, 2013 and 2014. On February 24, 2012, Messrs. Bryant, Wilkirson, Farnsworth, Painter and Whitfield received 203,717, 18,170, 21,008, 23,834 and 29,963 stock options, respectively. These stock options vested on December 31, 2014. On February 21, 2013, Messrs. Bryant, Wilkirson, Farnsworth, Painter and Whitfield received 401,901, 25,836, 33,491, 33,491 and 44,496 stock options, respectively. These stock options will vest 50% on December 31, 2015 and 50% on December 31, 2016. On February 20, 2014, Messrs. Bryant, Wilkirson, Farnsworth, Painter and Whitfield received 383,583, 44,386, 67,127, 67,127 and 76,443 stock options, respectively. These stock options will vest 50% on December 31, 2016 and 50% on December 31, 2017.

(2)
For Mr. Bryant, consists of (i) 73,591 restricted shares which he received on February 21, 2013, which are scheduled to vest 50% on December 31, 2015 and 50% on December 31, 2016, and (ii) 200,000 restricted shares which he received on February 20, 2014, which are scheduled to vest 50% on December 31, 2016 and 50% on December 31, 2017.

For Mr. Wilkirson, consists of (i) 14,192 restricted shares which he received on February 21, 2013, which are scheduled to vest 50% on December 31, 2015 and 50% on December 31, 2016, and (ii) 23,143 restricted shares which he received on February 20, 2014, which are scheduled to vest 50% on December 31, 2016 and 50% on December 31, 2017.

For Mr. Whitfield, consists of (i) 24,442 restricted shares which he received on February 21, 2013, which are scheduled to vest 50% on December 31, 2015 and 50% on December 31, 2016 and (ii) 39,857 restricted shares which he received on February 20, 2014, which are scheduled to vest 50% on December 31, 2016 and 50% on December 31, 2017.
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For Mr. Painter, consists of (i) 18,397 restricted shares which he received on February 21, 2013, which are scheduled to vest 50% on December 31, 2015 and 50% on December 31, 2016, and (ii) 35,000 restricted shares which he received on February 20, 2014, which are scheduled to vest 50% on December 31, 2016 and 50% on December 31, 2017.

For Mr. Farnsworth, consists of (i) 18,397 restricted shares which he received on February 21, 2013, which are scheduled to vest 50% on December 31, 2015 and 50% on December 31, 2016, and (ii) 35,000 restricted shares which he received on February 20, 2014, which are scheduled to vest 50% on December 31, 2016 and 50% on December 31, 2017.

(3)
The market value of the unvested restricted stock and restricted stock units was calculated by multiplying the number of shares underlying the awards by $8.89, which was the closing price of a share of our common stock on December 31, 2014, the last trading day of 2014.

2014 Option Exercises and Stock Vested

The following table sets forth information regarding restricted stock units held by the NEOs that vested in February 2014 and restricted stock held by the NEOs that vested in December 2014. None of our NEOs exercised stock options in 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Joseph H. Bryant	607,454	$5,879,343
John P. Wilkirson	70,141	$707,201
Van P. Whitfield	129,336	$1,254,723
James H. Painter	175,625	$1,735,315
James W. Farnsworth	174,033	$1,721,194

(1)
For Mr. Bryant, consists of (i) 30,120 restricted stock units that vested on February 20, 2014, (ii) 462,580 restricted shares which vested on December 21, 2014, and (iii) 114,754 restricted shares which vested on December 31, 2014.

For Mr. Wilkirson, consists of (i) 6,777 restricted stock units that vested on February 20, 2014, (ii) 53,129 restricted shares which vested on December 21, 2014, and (iii) 10,235 restricted shares which vested on December 31, 2014.

For Mr. Whitfield, consists of (i) 12,458 restricted stock units that vested on February 20, 2014, and (ii) 116,878 restricted shares which vested on December 31, 2014.

For Mr. Painter, consists of (i) 11,860 restricted stock units that vested on February 20, 2014, (ii) 150,339 restricted shares which vested on December 21, 2014, and (iii) 13,426 restricted shares which vested on December 31, 2014.

For Mr. Farnsworth, consists of (i) 11,860 restricted stock units that vested on February 20, 2014, (ii) 150,339 restricted shares which vested on December 21, 2014, and (iii) 11,834 restricted shares which vested on December 31, 2014.

(2)
The value realized was calculated by multiplying the number of restricted stock units or restricted shares by the closing price of our common stock on each applicable vesting date.

2014 Pension Benefits

We do not maintain any pension plans but we do provide a broad-based 401(k) matching program that is available to all of our U.S.-based employees.

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Potential Payments Upon Termination or Change in Control

The following table and narrative quantify and describe the payments and benefits to which each of Messrs. Bryant, Wilkirson, Whitfield, Painter and Farnsworth would have been entitled had his employment terminated under specified circumstances or had we undergone a change in control, in each case on December 31, 2014. The amounts set forth in the "Accelerated Vesting of Equity" column of this table are based on the $8.89 closing price of a share of our common stock on December 31, 2014.

Name	Salary ($)(1)	Pro Rata Bonus ($)(1)(2)	Health Benefits Continuation/ Additional Payment ($)(3)	Accelerated Vesting of Equity ($)(4)	Total ($)

Joseph H. Bryant(5)
For Cause or Without Good Reason	–	–	–	–	–
Death or Disability	–	–	–	2,432,224	2,432,224
Without Cause or for Good Reason	–	–	–	–	–
Change in Control	–	–	–	2,432,224	2,432,224
John P. Wilkirson(5)
For Cause or Without Good Reason	–	–	–	–	–
Death or Disability	–	–	–	331,908	331,908
Without Cause or for Good Reason	–	–	–	–	–
Change in Control	–	–	–	331,908	331,908
Van P. Whitfield
For Cause or Without Good Reason	–	–	–	–	–
Death or Disability	–	852,500	–	571,618	1,424,118
Without Cause or for Good Reason	775,000	852,500	3,081	–	1,630,581
Change in Control	–	–	–	571,618	571,618
James H. Painter
For Cause or Without Good Reason	–	–	–	–	–
Death or Disability	–	577,500	–	474,699	1,052,199
Without Cause or for Good Reason	700,000	577,500	25,000	–	1,302,500
Change in Control	–	–	–	474,699	474,699
James W. Farnsworth
For Cause or Without Good Reason	–	–	–	–	–
Death or Disability	–	577,500	–	474,699	1,052,199
Without Cause or for Good Reason	700,000	577,500	25,000	–	1,302,500
Change in Control	–	–	–	474,699	474,699

(1)
Each NEO's employment agreement provides for a cash severance payment on termination of the NEO's employment by us without "cause" or by him for "good reason" (see the definitions of such terms in the narrative below) to be made in equal monthly installments. In the case of each of Messrs. Whitfield, Painter and Farnsworth, the amount of this payment is equal to 100% of his annualized base salary. No NEO receives cash severance payments merely due to a change in control. In the event that the NEO's employment is terminated by us without cause or by him for good reason in connection with a change in control, such cash severance payment will be made in a lump-sum payment rather than in installments.

(2)
Each NEO's employment agreement provides for a pro rata bonus payment upon termination of his employment due to death or "disability" (see the definition of such term in the narrative below), by us without cause or by him for good reason. "Pro Rata Bonus" amounts shown in the table for a termination of employment due to death or "disability" represent the actual annual bonuses with respect to the 2014 fiscal year that were determined by the Compensation Committee under the Company's annual incentive plan and paid in March 2015.

(3)
Mr. Whitfield's employment agreement provides that he may elect to continue coverage under our group health plans for him and his eligible dependents for a period not to exceed 18 months following termination of his employment by us without cause or by him for good reason at the same cost to him as is paid by similarly situated employees for similar coverage. The amount set forth in this column for Mr. Whitfield assumes that he would have elected to continue his coverage for the maximum 18 months. The employment agreements for Messrs. Painter and Farnsworth provide that each will receive a lump-sum payment of $25,000 following termination of his employment by us without cause or by him for good reason.

(4)
Please see the narrative below for a description of the treatment of the NEOs' equity awards on termination of their employment or a change in control. Equity awards granted to the NEOs under the 2015 Plan, if approved, will be subject to double-trigger vesting upon a change in control.

(5)
As noted above, as of December 31, 2014, neither Mr. Bryant nor Mr. Wilkirson was party to an employment agreement that would provide the executive with payments or benefits upon termination or a change in control.
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Termination of employment

Restricted stock.    Under the terms of each NEO's restricted stock award agreements, on termination of the NEO's employment due to his death or "disability" (as defined below), the vesting of each of his unvested restricted stock awards will accelerate in all cases. Each NEO's restricted stock award agreements provide for forfeiture of his unvested restricted stock awards on termination of his employment for any reason other than due to his death or disability, except as otherwise noted below with respect to restricted stock awards following termination of employment after a change in control.

Stock options.    Under the terms of each NEO's stock option award agreement as in effect on December 31, 2014, on termination of the NEO's employment due to his death or disability, the unvested portion of the option will accelerate as of the date of such termination, and the option will remain exercisable until the earlier of one year after such termination or the expiration of the option. Each NEO's stock option award agreement provides for forfeiture of the unvested portion of the option on termination of the NEO's employment by us without "cause" (see definition below) or by him for any reason, with the vested portion of the option remaining exercisable until the earlier of 90 days after such termination or the expiration of the option. The entire option, whether vested or unvested, is forfeited on termination of the NEO's employment by us for cause. After any termination of employment other than by us for cause, the vested portion of the option will remain exercisable until the expiration of the option.

Change in control

Restricted stock.    Under the terms of each NEO's restricted stock award agreements, on a "change in control" (as defined below), the vesting of each of his unvested restricted stock awards will accelerate in all cases.

Stock options.    Under the terms of each NEO's stock option award agreement as in effect on December 31, 2014, on a change in control, the vesting of the unvested portion of the award will accelerate and, unless otherwise provided by the Compensation Committee, will be canceled in consideration of a payment to the NEO in an amount equal to the intrinsic value of the award (i.e., the per share price paid by the acquirer in such change in control minus the exercise price of the option, multiplied by the number of shares covered by the option). In February 2012, the Board approved non-material amendments to the option awards held by all participants, including the NEOs, to provide that, in consideration of the cancelation of the awards on a change in control, each participant may elect either to receive a payment in an amount equal to the intrinsic value of the participant's award or to have the award rolled over into an equivalent option to purchase shares of the acquirer's stock. However, our Chief Executive Officer may determine to disregard the participants' elections so long as the options held by all participants are treated substantially similarly.

Golden Parachute Tax Gross-Ups.    Our NEOs are not entitled to a "gross-up" of any golden parachute excise taxes imposed under Internal Revenue Code Section 4999 on any change-in-control-related payments or benefits that he receives. This is a benefit they gave up in 2014, and we will not agree to any "gross-up" provision in the future.

Releases.    On each termination of an NEO's employment other than due to his death or disability our obligation to provide the salary and pro rata bonus payments quantified and described in the table above would have been subject to the NEO's execution of a release of claims in our favor.

Restrictive Covenants.    Each NEO's employment agreement contains restrictions on competing with us or soliciting our employees during a specified period following termination of his employment with us: one year. These restrictions do not survive and are not applicable to a termination following the expiration of any employment agreement. Each NEO also is subject to perpetual restrictions on disclosing our confidential information or disparaging us.

Termination by Us without Cause or by the NEO for Good Reason.    As quantified and described in the table above, each NEO's employment agreement provides for specified payments and benefits upon termination of his employment by us without cause or by him for good reason, and each NEO's restricted stock award agreement provides for accelerated vesting of the award on termination of the NEO's employment by us without cause or by him for good reason under specified circumstances following a change in control. Each of these agreements generally defines "cause" to mean the NEO's:

•
willful failure to substantially perform his duties;

•
willful misconduct, gross negligence or breach of fiduciary duty that results in material demonstrable harm to us or any of our affiliates;

•
willful and material breach of the agreement that results in material demonstrable harm to us or any of our affiliates;

•
conviction of, or entering a plea bargain or settlement admitting the guilt or the imposition of unadjudicated probation for, any felony that involves moral turpitude or as a result of which his continued employment would reasonably be expected to have a material adverse impact on our or our affiliates' reputations;

•
having been the subject of any order, judicial or administrative, obtained or issued by the SEC for any securities violation involving fraud;

•
unlawful use or possession of illegal drugs on our premises or while performing his duties and responsibilities; or

•
commission of an act of fraud, embezzlement or misappropriation against us or any of our affiliates.

Change in Control.    As discussed above, our NEOs' equity awards vest in connection with a change in control under specified

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circumstances. The Incentive Plan generally defines a "change in control" to mean:

•
the acquisition of more than 50% of the combined voting power of our outstanding securities (other than by any of our controlling stockholders or their respective affiliates);

•
the replacement of the majority of our directors during any 12-month period (other than by directors approved by a majority of our remaining directors);

•
the consummation of our merger or consolidation with another entity (unless our voting securities outstanding immediately prior to such transaction continue to represent at least 50% of the combined voting power and total fair market value of our securities or those of the surviving entity outstanding immediately after such transaction); or

•
the transfer of our assets having an aggregate fair market value of more than 50% of our fair market value immediately prior to such transfer, but only if, in connection with such transfer or within a reasonable period thereafter, our stockholders receive distributions of cash and/or assets having a fair market value that is greater than 50% of our fair market value immediately prior to such transfer.

Effect of Change in Control on any Awards under the 2015 Plan.    Under the 2015 Plan, if approved, any stock-based awards will not vest in connection with a change in control of the Company unless the change in control is accompanied by a "double-trigger event." For more information regarding the effect of a change in control under awards granted under the 2015 Plan, if any, please see "Proposal 4—Approval of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan—Summary of the 2015 Plan—Termination of Service and Change in Control."

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EXECUTIVE COMPENSATION

Equity Compensation Plan Information

Pursuant to SEC rules, we are required to report equity compensation plan information as of December 31, 2014. As of such date, we had 4,043,263 shares of common stock available for issuance under the Cobalt International Energy Inc. Long Term Incentive Plan. However, on January 15, 2015 we granted a total of 379,746 shares of restricted stock and 746,268 stock options to Messrs. Farnsworth, Painter and Whitfield as required pursuant to their employment agreements. In addition, on February 19, 2015, we awarded 2,757,982 shares of restricted stock to our executives and employees as part of our annual long-term equity incentive program.

These awards, combined with 26,853 shares that were awarded to new employees in the first quarter, net of forfeitures, has resulted in 132,414 shares remaining available for issuance under the Cobalt International Energy Inc. Long Term Incentive Plan as of March 3, 2015. In addition, as of March 3, 2015 we have 403,661 shares available for issuance under our Non-Employee Directors Compensation Plan, resulting in a combined total of 536,075 shares available for issuance under our Prior Plan and our Non-Employee Directors Compensation Plan.

The following table sets forth information regarding our equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)

Equity compensation plans approved by security holders(1)	3,401,651	(2)	$19.52	(4)	4,458,945
Equity compensation plans not approved by security holders	–		–		–
Total	3,401,651	(2)	$19.52	(4)	4,458,945

(1)
Includes the Cobalt International Energy Inc. Long Term Incentive Plan and the Cobalt International Energy, Inc. Non-Employee Directors Compensation Plan.

(2)
Includes 3,136,547 shares of common stock underlying stock options, 58,038 shares of common stock underlying restricted stock unit awards granted to our non-employee directors and 207,066 shares of common stock granted to non-employee directors under our Non-Employee Directors Compensation Plan, which were deferred under our Non-Employee Directors Deferral Plan. The aggregate number reported in column (a) is not included within the aggregate number reported in column (c) as the securities reported in column (a) have been granted out of the Cobalt International Energy, Inc. Long Term Incentive Plan and the Cobalt International Energy, Inc. Non-Employee Directors Compensation Plan and are therefore currently unavailable for issuance as new grants under such compensation plans.

(3)
Includes 4,043,263 shares of common stock available for issuance under the Cobalt International Energy Inc. Long Term Incentive Plan and 415,682 shares of common stock available for issuance under the Cobalt International Energy, Inc. Non-Employee Directors Compensation Plan. Directors may elect to defer under the Cobalt International Energy, Inc. Non-Employee Directors Deferral Plan all or a portion of their annual retainers and their restricted stock units that they receive under our Non-Employee Directors Compensation Plan. The aggregate number reported in column (c) does not include the shares underlying the securities reported in column (a).

(4)
Does not take into account shares of common stock underlying outstanding restricted stock units or shares of common stock that have been deferred.
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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be "Soliciting Material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

The Audit Committee of the Board consists of four non-employee independent directors, Mr. Martin H. Young, Jr., Dr. Jack E. Golden, Mr. Jon A. Marshall and Dr. Myles W. Scoggins. The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter originally approved by the Board on October 22, 2009, which is reviewed annually.

Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

The Audit Committee has reviewed and discussed with our management and the independent accountants the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance.

Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants that firm's independence.

Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

Audit Committee
Martin H. Young, Jr., Chairman
Jack E. Golden
Jon A. Marshall
Myles W. Scoggins

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been complied with for the fiscal year ended December 31, 2014.

HOUSEHOLDING

As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to Cobalt International Energy, Inc., at the Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attention: Secretary, or by telephone at +1 (713) 452-2322. We undertake to deliver separate copies of these documents promptly upon such request. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

PROPOSALS OF STOCKHOLDERS

Any stockholder desiring to present a stockholder proposal at our 2016 Annual Meeting of Stockholders and to have the proposal included in our related proxy statement must send it to Cobalt International Energy, Inc., Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024, Attention: Secretary, so that it is received no later than November 21, 2015. All such proposals should be in compliance with SEC rules and regulations. We will only include in our proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

In addition, in accordance with our bylaws, any stockholder entitled to vote at our 2015 Annual Meeting of Stockholders may propose business (other than proposals to be included in our proxy statement and proxy as discussed in the preceding paragraph) to be included on the agenda of, and properly presented for action at, the 2015 Annual Meeting of Stockholders only if written notice of such stockholder's intent is given in accordance with the requirements of our bylaws and SEC rules and regulations. Such proposal must be submitted in writing and addressed to the attention of our Secretary at the address shown above, so that it is received between January 1, 2016 and January 31, 2016.

BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey A. Starzec Executive Vice President, General Counsel and Secretary

Houston, Texas
March 20, 2015

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ANNEX A

COBALT INTERNATIONAL ENERGY, INC.
2015 LONG TERM INCENTIVE PLAN

Section 1.    Purpose.    The purpose of the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan (as amended from time to time, the "Plan") is to motivate and reward those employees and other individuals who are expected to contribute significantly to the success of Cobalt International Energy, Inc. (together with its subsidiaries, the "Company") and its Affiliates to perform at the highest level and to further the best interests of the Company and its shareholders.

Section 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

  (a)        "Act" means Securities Exchange Act of 1934.

  (b)        "Affiliate" means (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

  (c)        "Aggregate Share Authorization" shall have the meaning set forth in Section 5(a).

  (d)        "Award" means any Option, SAR, Restricted Stock, RSU, Performance Award or Other Stock-Based Award granted under the Plan.

  (e)        "Award Document" means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

  (f)         "Beneficiary" means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death. If no such person is named by a Participant, or if no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, such Participant's Beneficiary shall be such Participant's estate.

  (g)        "Board" means the board of directors of the Company.

  (h)        "Cause" means, with respect to any Participant, "cause" as defined such Participant's Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant's Award Document, such Participant's:

    (i)         having engaged in material mismanagement in providing services to the Company or its Affiliates;

    (ii)         having engaged in conduct that he or she knew would be materially injurious to the Company or its Affiliates;

    (iii)        material breach of any applicable Employment Agreement or Lock Up Agreement;

    (iv)       having been convicted of, or having entered a plea bargain or settlement admitting guilt for, any felony under the laws of the United States, any state or the District of Columbia where such felony involves moral turpitude or where, as a result of such felony, the continued employment of the Participant would have, or could reasonably be expected to have, a material adverse impact on the reputation of the Company or any of its Affiliates; or

    (v)        having been the subject of any order, judicial or administrative, obtained or issued by the Securities and Exchange Commission for any securities violation involving fraud including, for example, any such order consented to by the Participant in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied.

  The occurrence of any such event that is susceptible to cure or remedy shall not constitute Cause if such Participant cures or remedies such event within 30 days after the Company provides notice to such Participant.

  (i)         "Change in Control" means the occurrence of any one or more of the following events:

    (i)         any "person" (as defined in Section 13(d) of the Act), other than an employee benefit plan or trust maintained by the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors;

    (ii)         at any time during a period of 12 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved, cease for any reason to constitute a majority of members of the Board; or

    (iii)        the consummation of (A) a merger or consolidation of the Company or any of its subsidiaries with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding

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    immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof) at least 50% of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation, or (B) any sale, lease, exchange or other transfer to any Person (other than an Affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having an aggregate fair market value of more than 50% of the fair market value of the Company and its subsidiaries (the "Company Value") immediately prior to such transaction(s), but only to the extent that, in connection with such transaction(s) or within a reasonable period thereafter, the Company's stockholders receive distributions of cash and/or assets having a fair market value that is greater than 50% of the Company Value immediately prior to such transaction(s).

  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to a Participant if the Participant is part of a "group" within the meaning of Section 13(d)(3) of the Act that consummates the Change in Control transaction. In addition, for purposes of the definition of Change in Control, a person engaged in business as an underwriter of securities shall not be deemed to be the beneficial owner of, or to beneficially own, any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

  (j)         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.

  (k)        "Committee" means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the "Committee" shall refer to the Board.

  (l)         "Covered Employee" means an individual who is (i) either a "covered employee" or expected by the Committee to be a "covered employee," in each case within the meaning of Section 162(m)(3) of the Code or (ii) expected by the Committee to be the recipient of compensation (other than Section 162(m) Compensation) in excess of $1,000,000 for the tax year of the Company with regard to which a deduction in respect of such individual's Award would be claimed.

  (m)       "Disability" means, with respect to any Participant, "disability" as defined in such Participant's Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant's Award Document:

    (i)         a permanent and total disability that entitles the Participant to disability income payments under any long-term disability plan or policy provided by the Company under which the Participant is covered, as such plan or policy is then in effect; or

    (ii)         if such Participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term "Disability" means a "permanent and total disability" as defined in Section 22(e)(3) of the Code and, in this case, the existence of any such Disability will be certified by a physician acceptable to the Company.

  (n)        "Effective Date" shall have the meaning set forth in Section 16.

  (o)        "Employment Agreement" means any employment, severance, consulting or similar agreement between the Company or any of its Affiliates and a Participant.

  (p)        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.

  (q)        "Fair Market Value" means with respect to Shares, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, fair market value as determined by the Committee, and with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

  (r)         "Good Reason" means, with respect to any Participant, "good reason" as defined in such Participant's Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant's Award Document, the occurrence of any one or both of the following events:

    (i)         a material reduction by the Company or any of its Affiliates of such Participant's base salary; or

    (ii)         relocation by the Company or any of its Affiliates of the geographic location of such Participant's principal place of employment by more than 75 miles from Houston, Texas.

  In each case, if such Participant desires to terminate his or her employment or engagement with the Company or such Affiliate for Good Reason, he or she must first give written notice of the facts and circumstances providing the basis for Good Reason to the Company or such Affiliate and allow the Company or such Affiliate 60 days from the date of such notice

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  to remedy, cure or rectify the situation giving rise to Good Reason, and in the absence of any such remedy, cure or rectification, such Participant must terminate his or her employment or engagement for such Good Reason within 120 days after delivery of such written notice.

  (s)        "Incentive Stock Option" means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.

  (t)         "Intrinsic Value" with respect to an Option or SAR Award means (i) the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.

  (u)        "Lock Up Agreement" means any agreement between the Company or any of its Affiliates and a Participant that provides for restrictions on the transfer of Shares held by such Participant.

  (v)        "Non-Qualified Stock Option" means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option.

  (w)       "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

  (x)        "Other Stock-Based Award" means an Award granted pursuant to Section 10.

  (y)        "Participant" means the recipient of an Award granted under the Plan.

  (z)        "Performance Award" means an Award granted pursuant to Section 9.

  (aa)      "Performance Period" means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

  (bb)     "Prior Plan" means the Cobalt International Energy, Inc. Long Term Incentive Plan.

  (cc)      "Prior Plan Award" means an award granted under the Prior Plan that is outstanding as of the Effective Date.

  (dd)     "Replacement Award" means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

  (ee)      "Restricted Stock" means any Share granted pursuant to Section 8.

  (ff)        "RSU" means a contractual right granted pursuant to Section 8 that is denominated in Shares. Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof. Awards of RSUs may include the right to receive dividend equivalents.

  (gg)      "SAR" means any right granted pursuant to Section 7 to receive upon exercise by a Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

  (hh)      "Section 162(m) Compensation" means "qualified performance-based compensation" under Section 162(m) of the Code.

  (ii)         "Shares" means shares of the Company's common stock.

  (jj)         "Termination of Service" means, in the case of a Participant who is an employee of the Company or an Affiliate, cessation of the employment relationship such that the Participant is no longer an employee of the Company or Affiliate, or, in the case of a Participant who is an independent contractor, the date the performance of services for the Company or an Affiliate has ended; provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a director of the Board or an independent contractor shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of Service will be deemed to occur for a Participant employed by an Affiliate when an Affiliate ceases to be an Affiliate unless such Participant's employment continues with the Company or another Affiliate.

Section 3.    Eligibility.

  (a)        Any employee, consultant or other advisor of, or any other individual who provides services to, the Company or any Affiliate, other than any non-employee director of the Company or any Affiliate, shall be eligible to be selected to receive an Award under the Plan.

  (b)        Holders of options and other types of awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Replacement Awards under the Plan.

Section 4.    Administration.

  (a)    Administration of the Plan.    The Plan shall be administered by the Committee. All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders and Participants and any Beneficiaries thereof. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine.

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  (b)    Composition of Committee.    To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which the Shares are quoted or traded; (ii) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) an outside director pursuant to Section 162(m) of the Code. The Board may designate one or more members of the Board as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards, except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act.

  (c)    Authority of Committee.    Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Replacement Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

  (d)    Clawback.    The Committee shall have full authority to implement any policies and procedures necessary or desirable to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. Without limiting the foregoing, the Committee may provide in any Award Document that, in event of a financial restatement that reduces the amount of previously awarded incentive compensation that would not have been earned had results been properly reported, outstanding Awards will be cancelled and the Company may clawback (i.e., recapture) realized Option/SAR gains and realized value for vested Restricted Stock or RSUs or earned Performance Awards within 12 months preceding the financial restatement. All Awards shall be subject to the Company's compensation recoupment policy as such policy may be in effect from time to time.

  (e)    Restrictive Covenants.    The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

Section 5.    Shares Available for Awards.

  (a)        Subject to adjustment as provided in Section 5(c) and except for Replacement Awards, (i) the maximum number of Shares available for issuance under the Plan (the "Aggregate Share Authorization") shall not exceed 12,000,000 Shares (ii) no Participant may receive under the Plan in any calendar year (A) Options and SARs that relate to more than 5,000,000 Shares; (B) Restricted Stock and RSUs that relate to more than 5,000,000 Shares or (C) Performance Awards and Other Stock-Based Awards that relate to more than 5,000,000 Shares. The maximum number of Shares available for issuance under Incentive Stock Options shall be 5,000,000. To the extent that the issuance of any Share subject to a Prior Plan Award that is outstanding as of the Effective Date would cause the Company to exceed the aggregate share authorization under the Prior Plan, any such Share issuance shall be made under this Plan and shall reduce this Plan's Aggregate Share Authorization by one Share.

  (b)        Shares subject to an Award shall not again be available for issuance under the Plan if such Shares are (i) Shares tendered or withheld in payment of the exercise price or hurdle price of an Award, (ii) Shares delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an Award or (iii) Shares covered by a stock-settled SAR that were not issued upon the settlement of the SAR. Any Shares subject to an Award (other than a Replacement Award), that expires, is canceled, forfeited or otherwise terminates without the delivery of such Shares shall again be, or shall become, available for issuance under the Plan.

  (c)        In the event that the Committee determines that, as a result of any dividend or other distribution (whether in the form of cash, Shares or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits

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  intended to be made available under the Plan, then the Committee shall adjust equitably any or all of:

    (i)         the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 5(a);

    (ii)         the number and type of Shares (or other securities) subject to outstanding Awards; and

    (iii)        the grant, purchase, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

  provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

  (d)        Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

Section 6.    Options.    The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

  (a)        The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

  (b)        The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option.

  (c)        The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

  (d)        The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, broker assisted cashless exercise or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

  (e)        The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

Section 7.    Stock Appreciation Rights.    The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

  (a)        SARs may be granted under the Plan to Participants either alone ("freestanding") or in addition to other Awards granted under the Plan ("tandem") and may, but need not, relate to a specific Option granted under Section 6.

  (b)        The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.

  (c)        The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

  (d)        The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.

Section 8.    Restricted Stock and RSUs.    The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

  (a)        Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

  (b)        Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

  (c)        If the Committee intends that an Award granted under this Section 8 shall constitute or give rise to Section 162(m) Compensation, such Award shall be structured in accordance with the requirements of Section 9, including the performance criteria and the Award limitation set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

  (d)        The Committee may provide in an Award Document that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Section 9.    Performance Awards.    The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in

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either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

  (a)        Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

  (b)        Every Performance Award shall include, if the Committee intends that such Award should constitute Section 162(m) Compensation, a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases in, in each case as determined by the Committee, one or more of the following performance measures with respect to the Company: captured prospects; licenses or leases acquired; contracts executed; operated prospects matured to drill ready; drilling programs commenced; wells commenced; successful wells; drillable prospects; exploratory and appraisal drilling performance; capabilities and critical path items established; operating or total budget; cash management; liquidity measurements; capital raised; captured net risked resource potential; acquisition cost efficiency; central lease sale position; acquisitions of oil and gas interests; measurements of proved, probable or possible reserves; measurements of resources; finding and development costs; overhead costs; general and administration expense; market price of a Share; cash flow; reserve value; net asset value; earnings; net income; value or number of asset dispositions; operating income; cash from operations; revenue; margin; EBITDA (earnings before interest, taxes, depreciation and amortization); EBITDAX (earnings before interest, taxes, depreciation, amortization and exploration expense); net capital employed; return on assets; stockholder return; reserve replacement; return on equity; return on capital employed; production; assets; unit volume; sales; market share; safety and environmental performance objectives; accidents, injuries or fatalities; strategic business criteria consisting of one or more objectives based on meeting specified goals relating to acquisitions or divestitures; project sanction(s); approval of development plan(s); establishment of oil and gas unit(s); execution of oil and gas unit agreement(s); execution of oil and gas unit operating agreement(s); execution of engineering, procurement, construction and installment contracts; obtaining development financing; first oil production; production rates; results of development drilling, well completions, development costs; construction milestones for Floating Production, Storage and Offloading (FPSO) vessels; construction milestones for other development or production facilities; installation of subsea infrastructure; marketing and sales of oil and gas; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. Except in the case of an award intended to qualify as Section 162(m) Compensation, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable. Performance measures may vary from Performance Award to Performance Award, respectively, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 9(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation. Notwithstanding any provision of the Plan to the contrary, the Committee shall not be authorized to increase the amount payable under any Award to which this Section 9(b) applies upon attainment of such pre-established formula.

  (c)        Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, in the discretion of the Committee. The Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of a Participant's Termination of Service.

  (d)        Performance Awards will be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award but may not exercise discretion to increase any amount payable to a Covered Employee in respect of a Performance Award intended to qualify as Section 162(m) Compensation. Any settlement that changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as Section 162(m) Compensation.

  (e)        The maximum dollar value that may be earned by any Participant for each 12 months in a Performance Period with

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  respect to Performance Awards that are intended to constitute Section 162(m) Compensation and are denominated in cash is $10 million. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation set forth in this Section 9(e).

Section 10.    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, or any combination thereof, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.

Section 11.    Minimum Vesting.    Notwithstanding any provisions of this Plan to the contrary and except as provided pursuant to Section 12, Awards (other than Replacement Awards or cash Awards) shall not vest prior to the one-year anniversary of the applicable grant date.

Section 12.    Effect of Termination of Service or a Change in Control on Awards.

  (a)        The Committee may provide, by rule or regulation or in any Award Document, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant's Termination of Service prior to the end of a Performance Period or exercise or settlement of such Award.

  (b)        Other than in connection with Awards that are denominated and subject to settlement in cash, Awards shall not vest in connection with a Change in Control unless such Change in Control is accompanied by a "double trigger event". For this purpose, a "double trigger event" occurs in connection with a Change in Control if (i) the Award is not appropriately assumed nor an equivalent award substituted by the surviving, continuing, successor or purchasing company or other business entity or parent thereof, as the case may be, (ii) cash or cash equivalents are the sole or primary form of consideration to be received by the Company's shareholder, or (iii) at the time of or following the Change in Control, the Participant incurs a termination of employment without Cause or for Good Reason, or within two years following the Change in Control, subject to the Company's right to cure (as expressed in the definition of "Good Reason" under the Plan), the Participant incurs a termination of employment because the Participant's compensation, title, duties or responsibilities are substantially reduced.

  (c)        Upon a Change in Control "double trigger event":

    (i)         in the case of an Option or SAR Award, the Option or SAR Award shall become fully vested and exercisable immediately upon the occurrence of the double trigger event;

    (ii)         in the case of a Restricted Stock Award or RSU Award (in each case other than a Restricted Stock Award or RSU Award that is a Performance Award), the restriction period shall lapse and the Restricted Stock Award or RSU Award (as applicable) shall fully vest immediately upon the occurrence of the double trigger event; and

    (iii)        in the case of a Performance Award, payment under the Award shall be subject to the terms set forth in the applicable Award Document.

Section 13.    General Provisions Applicable to Awards.

  (a)        Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

  (b)        Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

  (c)        Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

  (d)        Except as may be permitted by the Committee (except with respect to Incentive Stock Options) or as specifically provided in an Award Document, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 13(e) and (ii) during a Participant's lifetime, each Award, and each right under any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. The provisions of this Section 13(d) shall not apply to any Award

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  that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

  (e)        A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

  (f)         All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (g)        The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

Section 14.    Amendments and Termination.

  (a)    Amendment or Termination of Plan.    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Document or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any "clawback" or recoupment provisions on any Awards in accordance with Section 4(d) of the Plan. Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-plans, in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

  (b)    Terms of Awards.    The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any "clawback" or recoupment provisions on any Awards in accordance with Section 4(d) of the Plan; and provided further, that the Committee's authority under this Section 14(b) is limited by Section 11 and in the case of Awards subject to Section 9(b), as provided in Section 9(b).

  (c)    No Repricing.    Notwithstanding the foregoing, except as provided in Section 5(c), no action shall directly or indirectly, through cancellation and regrant or any other method, reduce, or have the effect of reducing, the exercise price of any Award established at the time of grant thereof without approval of the Company's shareholders.

Section 15.    Miscellaneous.

  (a)        No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

  (b)        The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Document or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Document.

  (c)        Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

  (d)        The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take

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  such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes; provided that if the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the aggregate Fair Market Value of such withheld or surrendered Shares shall not exceed the minimum statutory withholding amount for federal and state tax purposes, including payroll taxes.

  (e)        If any provision of the Plan or any Award Document is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Document, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Document shall remain in full force and effect.

  (f)         Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

  (g)        No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Section 16.    Effective Date of the Plan.    The Plan shall become effective upon stockholder approval of the Plan (the "Effective Date").

Section 17.    Term of the Plan.    No Award shall be granted under the Plan after the earliest to occur of (i) the tenth year anniversary of the Effective Date, (ii) the maximum number of Shares available for issuance under the Plan have been issued or (iii) the Board terminates the Plan in accordance with Section 14(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Document, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 18.    Section 409A of the Code.    With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Document shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding any of the foregoing, the Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not satisfy the provisions thereof.

Section 19.    Governing Law.    The Plan and each Award Document shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

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Cobalt International Energy

Cobalt Center
920 Memorial City Way, Suite 100
Houston, Texas 77024
Tel: +1 713 579 9100
www.cobaltintl.com

COBALT INTERNATIONAL ENERGY, INC. 920 MEMORIAL CITY WAY, SUITE 100 HOUSTON, TX 77024 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M86236-P61384 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COBALT INTERNATIONAL ENERGY, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Kay Bailey Hutchison 02) D. Jeff van Steenbergen 03) William P. Utt The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP, as independent auditors for the fiscal year ending December 31, 2015; 3. To approve, on an advisory basis, named executive officer compensation; 4. To approve the Cobalt International Energy, Inc. 2015 Long Term Incentive Plan; and NOTE: To transact such other business as may properly come before the Annual Meeting. For address changes and/or comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M86237-P61384 COBALT INTERNATIONAL ENERGY, INC. Annual Meeting of Stockholders April 30, 2015 8:00 AM, Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Joseph H. Bryant and Jeffrey A. Starzec, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COBALT INTERNATIONAL ENERGY, INC. that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at 8:00 AM, Central Time on April 30, 2015, at the Wisteria Ballroom of the Westin Houston Memorial City Hotel, 945 Gessner Road, Houston, Texas 77024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address Changes/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side